UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant
Filed by a Party other than the Registrant
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
FLOTEK INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)
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Notice of Annual Meeting of Shareholders
To be Held Friday, May 16, 2025 at 9:00 a.m. Central Time
Fellow Shareholders,
The 2025 Annual Meeting of Shareholders (the “Meeting”) of Flotek Industries, Inc. (“Flotek,” “we,” “our,” “us,” or the “Company”) will be held at 9:00 a.m., Central Time, on Friday, May 16, 2025 at the Company’s headquarters, located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. At the Meeting, shareholders will be asked to consider and vote on the following matters:
1.The election of six directors to serve until the next annual meeting of shareholders;
2.An advisory vote to approve the compensation of the Company’s named executive officers;
3.Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2025;
4.Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan;
5.Approval of amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan; and
6.Any other business which may be properly brought before the Meeting.

These items are more fully described in the following pages, which are made part of this notice. Shareholders of record at the close of business on March 20, 2025 are entitled to notice of and to vote at the Meeting or any adjournments, postponements or continuation thereof.
We are furnishing proxy materials to our shareholders over the Internet. On or about April 2, 2025, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on how to access proxy materials and our 2024 Annual Report on Form 10-K (the “2024 Annual Report”), how to vote, and how to obtain a paper copy of the proxy materials. You will need the control number printed on your Notice, proxy card or voting instruction card in order to vote. A list of shareholders of record will be available during the Meeting for inspection by shareholders for any legally valid purpose relating to the Meeting.
Your vote is very important. We urge you to review the proxy materials and vote as soon as possible. Even if you plan to attend the Meeting, please vote by mail or through the telephone or Internet voting systems. Specific directions for submitting your vote by mail or through the telephone or Internet are included in the accompanying Proxy Statement. Even if you have submitted your proxy, you may still vote in person if you attend the Meeting. This Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2024 Annual Report are available free of charge at the “Investor Relations” section of our website at https://ir.flotekind.com/sec-filings.
On behalf of the Board and the executive team of the Company, I thank you for your support and participation.
By Order of the Board of Directors,
    Amy E. Blakeway
Senior Vice President, General Counsel and Corporate Secretary
    April 1, 2025

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY    1
GENERAL INFORMATION ABOUT THE ANNUAL MEETING    5
CORPORATE GOVERNANCE    9
ITEM 1: ELECTION OF DIRECTORS    19
Director Nominees    20
Director Compensation    26
Security Ownership of Certain Beneficial Owners, Executive Officers and Directors    28
ITEM 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION    30
Compensation Overview and Strategy    32
Executive Officers    34
2024 Executive Officer Compensation    35
Employment Agreements; Terminations and Change-in Control Arrangements    40
Other Policies, Guidelines and Practices Related to Executive Compensation    42
Summary Compensation Table    43
Outstanding Equity Awards    44
Pay Versus Performance (PVP)    46
ITEM 3: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM    50
ITEM 4: APPROVAL OF AMENDMENT TO THE FLOTEK INDUSTRIES, INC. 2018 LONG-TERM INCENTIVE PLAN    53
ITEM 5: APPROVAL OF AMENDMENTS TO THE FLOTEK INDUSTRIES, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN    65
OTHER MATTERS    69
Appendix A – Amendment to 2018 Long-Term Incentive Plan    i
Appendix B – Amended and Restated 2012 Employee Stock Purchase Plan    i

Proxy Statement Summary
PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement (the “Proxy Statement”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the related proxy materials were first released to shareholders and made available on the Internet on or about April 2, 2025.
Annual Meeting of Shareholders
When:        Friday, May 16, 2025 at 9:00 a.m., Central Time
Where:    The Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086
Who:        Shareholders of record at the close of business on March 20, 2025 will be eligible to vote
What:         We are asking shareholders to vote on the following five items:

Item up for Vote	Board’s Voting Recommendation	Page Reference
Election of director candidates, to serve until the next annual meeting of shareholders (Item 1)	FOR EACH CANDIDATE	19
An advisory vote to approve the compensation of the Company’s named executive officers (Item 2)	FOR	30
Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2025 (Item 3)	FOR	50
Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (Item 4)	FOR	53
Approval of amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan (Item 5)	FOR	65

Proxy Statement Summary
Board and Board Committees
There are currently six positions on our Board. Our Board is not classified, and all positions stand for election at each annual meeting of shareholders. The standing committees for our Board are the Audit Committee (the “Audit Committee”), the Compensation Committee (the "Compensation Committee"), the Corporate Governance & Nominating Committee (the “Governance Committee”) and the Risk & Sustainability Committee (the “Risk Committee”), designated by A, C, G and R in the table below, respectively. Mr. Agadi serves as our Non-Executive Chairman of the Board.
The following table provides summary information about our nominees for election to the Board as of March 26, 2025.

Name and Principal Occupation	Age	Independent	Director Since	Committee Membership
				A	C	G	R
Harsha V. Agadi (1)	62		2020
Chief Executive Officer of GHS Holdings, LLC
Ryan G. Ezell	46		2023
Chief Executive Officer of Flotek Industries, Inc.
Evan R. Farber	52		2022	●	●	«	●
General Counsel, The Cranemere Group
Michael J. Fucci	66		2020	●	«	●	«
Director, Acadia Healthcare Company, Inc.
Lisa Mayr	57		2021	«	●	●	●
CFO, Marigold Inc.
Matthew D. Wilks	42		2022
Executive Chairman and President, ProFrac Holding Corp.
1 Non-Executive Chairman of the Board    « Chair of Committee    ● Member of Committee
For additional information on our directors and their qualifications, please see the section entitled “Item 1: Election of Directors—Director Nominees.”

Proxy Statement Summary
Board Overview

Director Skills and Experience

Corporate Governace/Legal
5
Industry Experience
3
ESG
4
Finance/Accounting
5
M&A Strategy
4
Human Capital
3
Other Public Board Experience
3
Public C-Suite Experience
5
Technology & Innovation
5
Gender/Ethnic Diversity
2
International Experience
4

Proxy Statement Summary
Cautionary Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are not historical facts, but instead represent the current assumptions and beliefs regarding future events of the Company, many of which, by their nature, are inherently uncertain and outside the Company’s control. Such statements include estimates, projections, and statements related to the Company’s business plan, objectives, expected operating results, and assumptions upon which those statements are based. The forward-looking statements contained in this Proxy Statement are based on information available as of the date of this Proxy Statement.
The forward-looking statements relate to future industry trends and economic conditions, forecast performance or results of current and future initiatives and the outcome of contingencies and other uncertainties that may have a significant impact on the Company’s business, future operating results and liquidity. These forward-looking statements generally are identified by words including, but not limited to, “anticipate,” “believe,” “estimate,” “commit,” “budget,” “aim,” “potential,” “schedule,” “continue,” “intend,” “expect,” “plan,” “forecast,” “target,” “think,” “likely,” “project” and similar expressions, or future-tense or conditional constructions such as “will,” “may,” “should,” “could” and “would,” or the negative thereof or other variations thereon or comparable terminology. The Company cautions that these statements are merely predictions and are not to be considered guarantees of future performance. Forward-looking statements may also include statements regarding the anticipated performance under long-term supply agreements or amendments thereto and the potential value thereof or potential revenue or liquidated damages thereunder. Forward-looking statements are based upon current expectations and assumptions that are subject to risks and uncertainties that can cause actual results to differ materially from those projected, anticipated or implied. A detailed discussion of potential risks and uncertainties that could cause actual results and events to differ materially from forward-looking statements include, but are not limited to, those discussed in Part I, Item 1A — “Risk Factors” of our 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2025 (the “2024 Annual Report”) and in our quarterly reports on Form 10-Q and current reports on Form 8-K, if any. The Company has no obligation, and it disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information or future events, except as required by law.
Note About our Website
None of the statements or information on websites referenced or discussed in this Proxy Statement are deemed to be part of, or incorporated by reference into, this Proxy Statement.

General Information About the Annual Meeting
GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Solicitation of Proxies
We are providing this Proxy Statement in connection with the solicitation of proxies by our Board for use at the Meeting.
Date, Place and Time of Meeting
The Meeting will be held on Friday, May 16, 2025 at 9 a.m., Central Time, at the Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, or at such other time and place to which the Meeting may be postponed or adjourned. References in this Proxy Statement to the “Meeting” also refer to any adjournments, postponements, or changes in location of the Meeting, to the extent applicable.
Record Date
The “Record Date” for the Meeting is March 20, 2025. Shareholders of record at the close of business on March 20, 2025 will be entitled to vote at the Meeting. At of the close of business on March 20, 2025, we had 29,826,816 shares of common stock outstanding. Each share of common stock is entitled to one vote on each item. Shareholders may not cumulate votes.
Attending the Meeting
The Meeting will be held at the Company’s headquarters located at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. Please allow ample time for check-in by arriving at the Meeting fifteen minutes early. If a bank, brokerage firm or other nominee holds your shares, you should contact that organization for additional information.
Delivery of Proxy Materials – Notice-And-Access
In accordance with the SEC rules on “Notice and Access,” we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain shareholders on or about April 2, 2025. The Notice describes the matters to be considered at the Meeting and how the shareholders can access the proxy materials online. It also provides instructions on how those shareholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

General Information About the Annual Meeting
Items of Business
There are five items scheduled to be voted on at the Meeting:
1.The election of six directors to serve until the next annual meeting of shareholders;
2.An advisory vote to approve the compensation of the Company’s named executive officers (the “Say-On-Pay Proposal”);
3.Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2025 (the “Auditor Proposal”);
4.Approval of an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (the “LTIP Amendment Proposal”); and
5.Approval of amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan (the “ESPP Amendment Proposal”).
Quorum
A quorum is required to conduct business at the Meeting. The holders of a majority of the Company’s issued and outstanding shares that are entitled to vote at the Meeting are required to be present, or represented by proxy, in order to constitute a quorum at the Meeting. Proxies received but marked as abstentions or broker non-votes will be counted towards the quorum requirement.
If less than a quorum is represented at the Meeting, the chairperson of the Meeting or a majority of the shares so represented may adjourn the Meeting from time to time without further notice, and the persons named as proxies will vote the proxies they have been authorized during the Meeting in favor of such an adjournment.
Voting Counting
Votes will be counted by one or more inspectors appointed by the chairperson of the Meeting (the “Inspector of Elections). No candidate for the office of director may be appointed as the Inspector of Elections.
Voting Requirements
Item 1: Each of the six director nominees will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected (an “Uncontested Election”). For the purpose of an Uncontested Election, a majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election. If the number of nominees for director at a meeting of shareholders exceeds the number of directors to be elected at such meeting, directors shall be elected by a plurality of the votes cast at such meeting. The Inspector of Elections will separately count the number of “for” votes and “against” votes received by each Nominee. Cumulative voting for the election of directors is not permitted.
Item 2: The Say-On-Pay Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this

General Information About the Annual Meeting
proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the Say-On-Pay Proposal.
Item 3: The Auditor Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. However, as the Auditor Proposal is considered a “routine” matter under the applicable rules (as further discussed below), your broker, if any, has discretionary voting authority to vote your shares, even if such broker does not receive voting instructions from you. Thus, broker non-votes are not expected on the Auditor Proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the Auditor Proposal.
Item 4: The LTIP Amendment Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the LTIP Amendment Proposal.
Item 5: The ESPP Amendment Proposal must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this proposal. The Inspector of Elections will separately count the number of “for” votes and “against” votes with regard to the ESPP Amendment Proposal.
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of shares of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals. Items 1, 2, 4 and 5 are considered “non-routine matters” and Item 3 is considered a “routine matter.”
The vote for Item 2, the Say-On-Pay Proposal, is non-binding, but the Board will consider the results of the vote in making future decisions.

General Information About the Annual Meeting
Voting Procedures
Holders of our common stock may hold shares either beneficially through a broker or bank, or directly in their own name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, you are considered the shareholder of record of those shares. As a shareholder of record, you may vote directly at the Meeting in person, by proxy, by Internet at www.proxyvote.com, by telephone or by mail by following the instructions provided on the proxy card or on the Internet site. If, on the Record Date, your shares were held in an account at a bank, brokerage firm, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker or other agent.
Proxy Solicitation Costs
The expenses of soliciting proxies to be voted at the Meeting will be paid by us. We or our directors, executive officers, employees, or agents may also solicit proxies in person, by telephone, or by electronic communication, but we will not pay a fee to any of our directors, officers or employees as compensation for soliciting proxies.
Following the original mailing of the Notice, we will request that banks, brokers, custodians, nominees, and other record holders of our common stock forward copies of the soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers, custodians, nominees, and other record holders for reasonable charges and expenses incurred in forwarding soliciting materials to their clients. Shareholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet service providers, which must be borne by the shareholder.
Revoking your Proxy
If you are a shareholder of record, whether you give your proxy over the Internet, by telephone or by mail, you may revoke it at any time before it is exercised. You may enter a new vote by voting in person at the Meeting, electronically, by mail or by telephone so long as it is received prior to the Meeting. If you hold your shares beneficially, you must follow the instructions provided by your broker or nominee as to whether and how you may revoke your proxy. Attending the Meeting alone will not revoke your proxy.
Voting Results
We will announce preliminary voting results during the Meeting and report the final voting results within four business days of the Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at https://ir.flotekind.com/sec-filings or at the SEC’s website at www.sec.gov.

Corporate Governance
CORPORATE GOVERNANCE

We are committed to conducting our business in accordance with the highest level of ethical and corporate governance practices. We have adopted a number of corporate governance policies and practices designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. From time-to-time, we review our governance practices and take actions to address changes related to regulatory requirements and best practices. The following are certain of the important corporate governance policies and practices we have adopted.
Committee Charters
We have adopted a charter for each of the four standing committees of the Board. Each committee charter outlines the authority and responsibilities delegated by the Board to the respective committee; enumerates membership requirements for the committee, including any applicable New York Stock Exchange (“NYSE”) or SEC membership requirements; and sets forth a framework for committee meetings. Summaries of each of the committee charters are set forth below under the heading “—Board Committees.” Copies of each of our committee charters are available on our website under the “Investor Relations” section at https://ir.flotekind.com/board-committees.
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”) in compliance with the corporate governance standards of the NYSE. The Corporate Governance Guidelines promote the healthy function of our Board and its committees and set forth a common set of expectations on Board performance. A copy of the Corporate Governance Guidelines is available on our website under the “Governance” section at https://ir.flotekind.com/governance-documents.
Code of Business Conduct and Ethics
We are committed to conducting our business legally and ethically and have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that governs the behavior of our directors, officers and employees and sets forth standards for conflict of interest, compliance with laws, methods for reporting, and other corporate activities. A copy of the Code of Conduct is available on our website under the “Governance” section at https://ir.flotekind.com/governance-documents. Shareholders may also request a printed copy of the Code of Conduct, free of charge, upon the written request of such person addressed by mail to 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attention: Corporate Secretary or by email to ir@flotekind.com. We will promptly disclose any waivers of the Code of Conduct as required by applicable U.S. federal securities laws and the corporate governance standards of the NYSE. We will promptly disclose any amendments to the Code of Conduct (other than technical, administrative or non-substantive changes) on our website.
Insider Trading Policy; Anti-Hedging and Pledging
We have adopted an Insider Trading Policy (the “Insider Trading Policy”), which governs transactions in our securities by our directors, officers and employees, as well as by Flotek itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE

Corporate Governance
listing standards. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy, which is filed as Exhibit 19.1 to the 2024 Annual Report.
Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not have a policy on the timing of awards of stock options in relation to the disclosure by us of material nonpublic information and neither the Board nor the Compensation Committee takes material non-public information into account when determining the timing and terms of such awards. During the fiscal year ended December 31, 2024, no member of the Board or named executive officer was awarded stock options, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Stock Ownership Guidelines
Our directors and executive officers are subject to certain stock ownership guidelines. Directors are required to own stock equal to at least five times the current annual director cash retainer. The Company’s Chief Executive Officer is required to own stock equal to at least six times his annual base salary and all other executive officers are required to own stock equal to at least two times such executive officer’s annual base salary. Each director or executive officer has five years from the date he or she is appointed to achieve the appropriate stock ownership ratio. Directors or executive officers that do not meet the prescribed ratio must retain at least 25% of the net shares from the exercise of options or vesting of shares until they meet the applicable ratio. As of December 31, 2024, all our directors and executive officers were in compliance with the stock ownership guidelines or within the five-year grace period for achieving compliance.
Board Structure
Our business and affairs are managed under the direction of the Board. Our Board currently consists of six directors with four standing committees to assist the Board in the discharge of its responsibilities: the Audit Committee, the Compensation Committee, the Governance Committee and the Risk Committee. The Board’s size and makeup is intended to facilitate meaningful discussion and allow for diverse perspectives. The balance of these perspectives on our Board is more important than any specific size target. Our Board is not classified, and all positions stand for election at each annual meeting of shareholders. The Board has determined, as of the Record Date, that four of our six directors are independent, as defined by the NYSE and SEC, see “—Director Independence” below.
In January 2023, the Board unanimously approved the separation of the roles of Chairman of the Board and Chief Executive Officer, creating a Non-Executive Chairman of the Board. The duties of the Non-Executive Chairman of the Board include serving as a liaison between the non-management directors and the Chief Executive Officer. On June 8, 2023, Mr. Agadi assumed the role of Non-Executive Chairman of the Board and has continued to serve in such capacity through the date of this Proxy Statement.
The following table identifies current members of the Board, the standing committees of the Board on which they serve and the chair of each committee as of March 26, 2025. The Board appoints members to its various committees on an annual basis at a regularly scheduled meeting, typically following the annual meeting of stockholders. Additional information about each committee is set forth below under the heading “—Board Committees.”

Corporate Governance

Name	Independent	Committee Membership
		Audit Committee	Compensation Committee	Governance Committee	Risk Committee
Harsha V. Agadi	✓
Non-Executive Chairman of the Board
Ryan G. Ezell

Evan R. Farber	✓	●	●	«	●

Michael J. Fucci	✓	●	«	●	«

Lisa Mayr	✓	«	●	●	●

Matthew D. Wilks
« Chair of Committee    ● Member of Committee
Director Nominations Process
The Board is responsible for selecting nominees for the Board. The Governance Committee is responsible for screening and recommending candidates. The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Governance Committee’s criteria for Board service will be considered for re-nomination by the Board, but the Board is not obligated to do so. These criteria may include factors such as independence, age, integrity, skills, expertise, breadth of experience, knowledge about the Company's business or industry and willingness to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees. Our Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. In selecting potential Board candidates, our Board considers diversity in its broadest sense, including among other things, diversity of background, perspective, personal and professional experiences, race, gender, age and nationality, as well as the existing skill set of our Board and the needs of our Company.  As to new candidates, the Governance Committee generally polls the Board members and members of management for their recommendations and will review candidates properly proposed by stockholders in accordance with the guidelines described below. The Governance Committee may also review the composition and qualification of the boards of directors of the Company's competitors or other companies and may seek input from industry experts or analysts. The Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the Governance Committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the Governance Committee makes its recommendation to the Board. Recommendations received by stockholders in accordance with the guidelines described below will be reviewed and are subject to the same criteria as are candidates selected by the Governance Committee. The Governance Committee may engage a third-party search firm to identify candidates in those situations where particular qualifications are required or where existing contacts are not sufficient to identify appropriate candidates.

Corporate Governance
Sections 14 and 15 of Article II of the Bylaws of the Company, entitled "Notice of Nominations for Election to the Board of Directors" and “Additional Requirements for Valid Nomination of Candidates to Serve as Director, and If Elected, to Be Seated as Directors,” respectively, set out a detailed procedure for stockholder proposed candidates and this procedure will be followed by the Company. See also “Other Matters—Important Dates for 2026 Annual Meeting” below.
ProFrac Holdings Directors
Pursuant to that certain Master Transaction Agreement, dated February 2, 2022, between the Company and ProFrac Holdings, LLC (“ProFrac Holdings”), ProFrac Holdings was granted the right to designate two designees to serve on the Board. Pursuant to this right, Mr. Wilks was nominated and elected to serve on the Board at the Company’s 2022 Annual Meeting of shareholders. Pursuant to that certain Securities Purchase Agreement, dated February 16, 2022 (the “SPA”), between the Company and ProFrac Holdings, ProFrac Holdings was granted the right to designate two additional designees to serve on the Board. Pursuant to this right, Mr. Farber was appointed to the Board on October 11, 2022. The SPA provides that at least three of the four directors that may be appointed by ProFrac Holdings (the “ProFrac Holdings Directors”) are required to be independent (as defined under applicable NYSE listing standards) and eligible and qualified to serve on the Audit Committee and the Compensation Committee (such eligibility determined in accordance with the rules and regulations of the SEC and the applicable NYSE listing standards).
In addition, the SPA further provides that until such time as ProFrac Holdings and its affiliates hold less than 40% of the shares of common stock outstanding as of the closing date of the SPA, the Board will (i) replace any vacancy created by the departure of a ProFrac Holdings Director with a nominee of ProFrac Holdings and (ii) ensure that the chairperson of the Governance Committee is a ProFrac Holdings Director, subject to the rules and requirements of the NYSE. Any time that ProFrac Holdings and its affiliates hold (i) less than 40%, but at least 30%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) three directors, (ii) less than 30%, but at least 20%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) two directors, and (iii) less than 20%, but at least 10%, of the shares of common stock outstanding, ProFrac Holdings will have the right to designate (and replace due to vacancy) one director. In the event that ProFrac Holdings and its affiliates hold less than 10% of the shares of common stock outstanding, ProFrac Holdings will not have the right to designate or replace due to vacancy any directors; provided, however, that if ProFrac Holdings holds less than 10%, but greater than 5%, of the shares of common stock outstanding, ProFrac Holdings may designate one individual to be an observer of the Board on usual and customary terms.
See “— Certain Relationships and Related Party Transactions” and the table and related footnotes presented in “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” for additional information.
Risk Management
The Board has an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s operations, liquidity and associated risks. The Risk Committee is tasked with oversight of the general risk, including cybersecurity risk, and sustainability programs of the Company. The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation programs, the Audit Committee oversees the

Corporate Governance
management of financial risks and SEC reporting, and the Governance Committee manages risks associated with director independence and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed through committee reports.
Board Committees
Our Board currently has four standing committees, each of which has specific responsibilities as described below. As noted above under “— Committee Charters,” each committee has a charter, which is available on our website under the “Investor Relations” section of our website at https://ir.flotekind.com/board-committees.

Audit Committee	Chair: Lisa Mayr
Members: Evan R. Farber, Michael J. Fucci
Meetings in 2024: 5
PRIMARY RESPONSIBILITIES
•Overseeing the integrity of the Company’s financial statements, financial reporting processes and internal controls
•Overseeing the Company’s compliance with certain legal and regulatory requirements, including U.S. securities laws
•Overseeing the qualifications and independence of the Company’s registered public accounting firm
•Overseeing the performance of the Company’s registered public accounting firm and the Company’s internal audit function
•Overseeing the assessment and management of financial risk

INDEPENDENCE
•Board has determined that each member of the Audit Committee is an “independent director” as defined by the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
•Board has determined that each member of the Audit Committee is “financially literate” as required by the NYSE rules
•Board has determined that Ms. Mayr and Mr. Fucci each qualify as an “audit committee financial expert” as defined under rules and regulations of the SEC

Corporate Governance

Corporate Governance & Nominating Committee	Chair: Evan R. Farber
Members: Michael J. Fucci, Lisa Mayr
Meetings in 2024: 4
PRIMARY RESPONSIBILITIES
•Assisting the Board in fulfilling its responsibility in identifying individuals qualified to become Board members
•Recommending to the Board director nominees for annual meetings of stockholders and for vacancies occurring between annual meetings
•Recommending corporate governance guidelines and other matters of corporate governance to the Board
•Recommending to the Board the directors for each committee
•Overseeing the evaluation of the Board and management

INDEPENDENCE
•Board has determined that each of the members of the Governance Committee is an “independent director” as defined by the NYSE rules

Compensation Committee	Chair: Michael J. Fucci
Members: Evan R. Farber, Lisa Mayr
Meetings in 2024: 8
PRIMARY RESPONSIBILITIES
•Overseeing the compensation of the Company’s Chief Executive Officer and other executive officers of the Company
•Overseeing the Company’s compensation plans, policies and procedures relating to the Chief Executive Officer and other executive officers of the Company
•Assisting with Board oversight of the Company’s strategies relating to human capital management

INDEPENDENCE
•Board has determined that each of the members of the Compensation Committee is an “independent director” for purposes of serving on the Compensation Committee under applicable NYSE rules

Corporate Governance

Risk & Sustainability Committee	Chair: Michael J. Fucci
Members: Evan R. Farber, Lisa Mayr
Meetings in 2024: 2
PRIMARY RESPONSIBILITIES
•Oversight of strategic, financial, credit, market, liquidity, cyber security, property, information technology, legal, regulatory, and other risks of the Company, in conjunction with other committees of the Board where applicable
•Oversight of the division of risk-related responsibilities between the Board, the standing committees of the Board, and management
•Approval of the Company’s risk management framework and reporting
•Approval of the Company’s sustainability programs

The charters adopted for the Audit Committee, Compensation Committee, Governance Committee and Risk Committee are available on our website under the “Investor Relations” section of our website at https://ir.flotekind.com/board-committees. These charters describe each committee’s resources, responsibilities and authority in greater detail.
Director Independence
The NYSE, SEC and our Corporate Governance Guidelines require that a majority of our directors, and that all of the members of our Audit Committee, Compensation Committee and Governance Committee, are independent, using the criteria established by the NYSE and the SEC. The Board makes a determination annually about the independence of each director. The Board has determined that all nominees other than Mr. Wilks and Dr. Ezell are independent using the criteria established by the NYSE and the SEC.
Executive Sessions
To facilitate candid discussion among the directors, our independent directors regularly meet in executive session in conjunction with regular Board meetings or as otherwise determined to be necessary. Mr. Agadi, our Non-Executive Chairman of the Board, presides over these meetings.
Meetings and Director Attendance
During 2024, the Board met seven times, the Audit Committee met five times, the Compensation Committee met eight times, the Governance Committee met four times and the Risk Committee met two times. All directors, other than Mr. Wilks, attended at least 75% of the Board meetings and the meetings of committees of which they were a member. The Company does not have a formal policy requiring members of the Board to attend the annual meeting of shareholders. All of the members of the Board, other than Mr. Wilks, attended last year’s annual meeting.
Certain Relationships and Related Party Transactions
Flotek generally does not engage in transactions or relationships involving a related person which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC unless

Corporate Governance
approved through the proper procedures. Any such transaction requires the approval of a committee composed of independent directors of the Board delegated with the responsibility to assess such transaction. No director may participate in the review or voting of any transaction in which he or she is a related party.
On February 2, 2022, Flotek entered into a Private Investment in Public Equity transaction (the “PIPE Transaction”) with a consortium of investors to secure growth capital for the Company. Pursuant to the PIPE Transaction, Flotek issued $21.2 million in aggregate initial principal amount of convertible notes payable for net cash proceeds of approximately $20.1 million (the “Convertible Notes”). ProFrac Holdings and certain funds associated with David Nierenberg, a former member of the Board who resigned effective May 24, 2024, were among the consortium of investors who participated in the PIPE Transaction and were issued $10.0 million and $3.0 million, respectively, in aggregate initial principal amount of Convertible Notes in exchange for cash. The PIPE Transaction and the participation by the funds related to Mr. Nierenberg, who was a member of our Board at the time of the transaction, were reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Nierenberg was not present and did not take part. Mr. Wilks was not on our Board and ProFrac Holdings and its affiliates were not the beneficial owner of more than 5% of our common stock at the time of this transaction.
On March 21, 2022, the portion of the Convertible Notes held by funds related to Mr. Nierenberg were converted at the holder’s option into shares of common stock. Upon maturity on February 2, 2023, the remaining Convertible Notes held by funds other than ProFrac Holdings were converted into shares of common stock and the Convertible Notes held by ProFrac Holdings were converted into 2,113,880 warrants (the “February 2023 Warrants”). On September 6, 2023, the February 2023 Warrants issued upon conversion of the Convertible Notes were exercised by ProFrac Holdings and the Company issued 2,113,880 shares of common stock.
On February 2, 2022, the Company entered into a long-term supply agreement (the “Initial ProFrac Agreement” or as amended from time-to-time, the “ProFrac Agreement”) with ProFrac Services, LLC (“ProFrac Services”), an affiliate of ProFrac Holdings, in exchange for $10.0 million in aggregate principal amount of contract consideration convertible notes payable (the “Contract Consideration Convertible Notes”), under the same terms as the Convertible Notes issued in the PIPE Transaction described above. Upon maturity on February 2, 2023, the Contract Consideration Convertible Notes were converted into 2,113,881 February 2023 Warrants. On September 6, 2023, ProFrac Holdings exercised the February 2023 Warrants issued upon the conversion of the Contract Consideration Convertible Notes and the Company issued 2,113,881 shares of common stock.
Under the Initial ProFrac Agreement, ProFrac Services is obligated to order chemicals from the Company at least equal to the greater of (a) the chemicals required for 33% of ProFrac Services’ hydraulic fracturing fleets and (b) a baseline measured by the first ten hydraulic fracturing fleets deployed by ProFrac Services during the term of the Initial ProFrac Agreement. If the minimum volumes are not achieved in any given year, ProFrac Services shall pay to the Company, as liquidated damages an amount equal to twenty-five percent (25%) of the difference between (i) the aggregate purchase price of the quantity of products comprising the minimum purchase obligation and (ii) the actual purchased volume during such calendar year (the “Contract Shortfall Fee”).
On May 17, 2022, the Company entered into an amendment to the Initial ProFrac Agreement (the “1st Amendment to ProFrac Agreement”) upon issuance of $50.0 million in aggregate principal amount of

Corporate Governance
amended contract consideration convertible notes (the “Amended Contract Consideration Convertible Notes”) to ProFrac Holdings. The Amended Contract Consideration Convertible Notes had the same terms as the Convertible Notes issued in the PIPE Transaction described above. Upon maturity on May 17, 2023, the Amended Contract Consideration Convertible Notes were converted into shares of common stock. Mr. Wilks was not on our Board at the time the 1st Amendment to ProFrac Agreement was executed.
The 1st Amendment to ProFrac Agreement amended the Initial ProFrac Agreement to (a) increase ProFrac Services’ minimum purchase obligation for each year to the greater of 70% of ProFrac Services, LLC’s requirements and a baseline measured by ProFrac Services’ first 30 hydraulic fracturing fleets, and (b) increase the term to 10 years.
On February 2, 2023, the Company entered into a second amendment to the ProFrac Agreement (the “2nd Amendment to ProFrac Agreement”) effective as of January 1, 2023. The 2nd Amendment to ProFrac Agreement amended the ProFrac Agreement to: (1) provide a ramp-up period from January 1, 2023 to May 31, 2023 for ProFrac Services to increase the number of active hydraulic fracturing fleets to 30 fleets, (2) waive any Contract Shortfall Fee payment relating to any potential order shortfall prior to January 1, 2023, (3) add additional fees to certain products, and (4) provide margin increases based on margins with non-ProFrac Services customers. Entry into the 2nd Amendment to ProFrac Agreement was reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Wilks was not present and did not take part.
During the measurement period for Contract Shortfall Fees of June 1, 2023 through December 31, 2023, the minimum purchase requirements were not met and, as a result, related party revenues for the year ended December 31, 2023 included $20.1 million of Contract Shortfall Fees. During the measurement period for Contract Shortfall Fees of January 1, 2024 through December 31, 2024, the minimum purchase requirements were not met and, as a result, related party revenues for the year ended December 31, 2024 included Contract Shortfall Fees of $32.4 million.
On June 21, 2022, ProFrac Holdings II, LLC (“ProFrac Holdings II”), an affiliate of ProFrac Holdings, paid $19.5 million for prefunded warrants of the Company (the “PreFunded Warrants”). The PreFunded Warrants permit ProFrac Holdings II to purchase 2,184,140 shares of common stock at an exercise price equal to $0.0001 per share, subject to a $4.5 million exercise fee. The issuance of the PreFunded Warrants to ProFrac Holdings II was reviewed and approved in advance by disinterested directors on the Board during deliberations at which Mr. Wilks was not present and did not take part.
ProFrac Holdings II and its affiliates may not receive any voting or consent rights in respect of the PreFunded Warrants or the underlying shares unless and until ProFrac Holdings II has paid an additional $4.5 million to the Company; provided, however, that ProFrac Holdings II may exercise the PreFunded Warrants immediately prior to the sale of the shares of common stock subject to such exercise to a non-affiliate of ProFrac Holdings II. As of March 26, 2025, the PreFunded Warrants had not been exercised.
During the years ended December 31, 2024 and 2023, the Company’s revenues from ProFrac Services were $115.8 million and $121.5 million, respectively. For the years ended December 31, 2024 and 2023, these revenues were net of amortization of contract assets of $5.6 million and $5.0 million, respectively. Cost of sales attributable to these revenues were $80.4 million and $99.3 million, respectively, for the years ended December 31, 2024 and 2023. As of December 31, 2024 and 2023 our accounts receivable from ProFrac Services was $52.4 million and $34.6 million, respectively.

Corporate Governance
See “Corporate Governance — ProFrac Holdings Directors” and the table and related footnotes presented in ““Item 1: Election of Directors – Security Ownership of Certain Beneficial Owners, Executive Officers and Directors” for additional information, including information on ProFrac Holdings or its affiliates ownership interest in our Company’s common stock.

Item 1: Election of Directors
ITEM 1: ELECTION OF DIRECTORS

Our Board is not divided into classes, so all director positions are up for election every year. The Board has nominated the following candidates for director:

Name	Board Member Since	Primary Occupation	Age
Harsha V. Agadi	2020	Chief Executive Officer, GHS Holdings, LLC	62
Ryan G. Ezell	2023	Chief Executive Officer, Flotek Industries, Inc.	46
Evan R. Farber	2022	General Counsel, The Cranemere Group	52
Michael J. Fucci	2020	Director, Acadia Healthcare Company, Inc.	66
Lisa Mayr	2021	Chief Financial Officer, Marigold Inc.	57
Matthew D. Wilks	2022	Executive Chairman and President, ProFrac Holding Corp.	42
In recommending this slate of candidates, the Board and the Governance Committee have taken into account the nominees’ experience, their expertise, their ethics and standards, and the diversity of views that this slate of candidates represents. A description of the candidates’ individual qualifications is below.
Each nominee has indicated approval of his or her nomination, and his or her willingness to serve if elected. If any nominee for election becomes unable to serve before the Meeting (which we do not expect), the persons named as proxies may vote for a substitute nominee or nominees, as may be designated by the Board prior to the Meeting.
Vote Required
Each of the six director nominees in this Item 1 will be elected by a majority of the votes cast with respect to the nominee so long as the number of nominees for election equals the number of directors to be elected. A majority of votes cast means that the number of votes “for” a nominee’s election must exceed 50% of the votes cast “for” or “against” with respect to that nominee’s election, excluding abstentions. Broker non-votes will not count as votes cast with respect to that nominee’s election.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN ITEM 1.

Item 1: Election of Directors
Director Nominees
Each of the six nominees for director is an incumbent that is up for reelection. Highlights of their respective backgrounds and service on the Board to date are described below:

Harsha V. Agadi	Age: 62
Director Since: July 2020

EXPERIENCE
•Chairman and CEO of GHS Holdings, L.L.C. (2000 to present)*
•Interim CEO of Flotek Industries, Inc. (January 2023 to June 2023)
•Board member (August 2010 to May 2021) and former President and CEO (August 2015 to May 2020) of Crawford & Company (NYSE: CRD-A)
•Board member (March 2022 to present) of myKaarma*
•Board member (May 2022 to present) of GLD Shop*
•Former Board member of Diversified Foodservice Supply, Inc. (2016 to December 2022)
•Former Chairman of Quiznos, LLC
•Former Chairman, The Krystal Company
•Former Chairman and CEO of Friendly’s Ice Cream, LLC
•Former President and CEO of Church’s Chicken

PHILANTHROPY & PUBLIC SERVICE
•Chairman and Managing Trustee, GHS Charitable Foundation, Inc.*
•Chairman and Managing Trustee SKSVMA Charitable Trust*
•Board Member Emeritus of Fuqua School of Business, Duke University*
•Member of the Board of Trustees of Babson College*
•Member of the Board of Governors at the International Tennis Hall of Fame (ITHF)*

EDUCATION
•Master of Business Administration, Fuqua School of Business at Duke University
•Bachelor of Commerce, University of Mumbai
BOARD ROLES
•Non-Executive Chairman of the Board (June 2023 to present)*
•Member and Chairman of the Compensation Committee (July 2020 to January 2023)
•Member of the Audit Committee and Audit Committee Financial Expert (June 2021 to January 2023)
•Member of the Risk and Sustainability Committee (June 2021 to June 2023)
•Independent Director (July 2020 to January 2023, June 2023 to present)*

*Current Role

Item 1: Election of Directors
Mr. Agadi’s extensive experience serving on company boards, having served as a director of two public companies in addition to Flotek as well as several private companies, demonstrate his expertise in corporate governance. Furthermore, Mr. Agadi’s distinguished career as a five-time chief executive officer underscores his strong leadership capabilities. Mr. Agadi also possesses valuable international experience, having built several successful global brands throughout his highly accomplished career. We believe Mr. Agadi’s combination of expertise in corporate governance, executive leadership and international business make him a valuable member of our Board.

Ryan G. Ezell	Age: 46
Director Since: June 2023

EXPERIENCE
•Chief Executive Officer of Flotek Industries, Inc. (June 2023 to present)*
•Chief Operating Officer of Flotek Industries, Inc. (March 2022 to June 2023)
•Various increasing roles of responsibility at Flotek industries including, President of Chemistry Technologies, SVP, Operations, VP, Operations (August 2019 to March 2022)
•Various global leadership roles at Halliburton, most recently serving as Vice President of Baroid Drilling Fluids (May 2006 to July 2019)
•Published scientist
•Author on more than 26 patents
•Member of the American Association of Drilling Engineers, American Chemical Society, Society of Petroleum Engineers, National Association of Corporate Directors, Sustainability Accounting Standards Board, Vistage Advisory Board
PHILANTHROPY & PUBLIC SERVICE
•Energy Workforce and Technology Council Advisory Board*
•Neuhaus Education Center Advisory Board*
•Volunteer at Houston Food Bank, Habitat for Humanity, Star of Hope Mission, Fellowship of Montgomery
•Volunteer Coach i9 Sports, Montgomery Little League
EDUCATION •Ph.D. in Polymer Science, the University of Southern Mississippi •Bachelor of Science in Chemistry, Millsaps College BOARD ROLES •Member of the Board (June 2023 to present)*
*Current Role
With his background as a published scientist, extensive patent portfolio and over two decades of energy industry experience, Dr. Ezell brings a wealth of expertise and knowledge to the Board. His international experience further broadens his perspective and provides valuable insight for the Company’s international

Item 1: Election of Directors
operations. Dr. Ezell’s strategic and operational understanding of the chemistry and data analytics fields provides our Board with a unique perspective on the opportunities and challenges we face. Dr. Ezell has also demonstrated exceptional leadership skills in helping return the Company to profitability. We believe Dr. Ezell’s unique knowledge of our Company, industry and international expertise and exceptional leadership skills make him a valuable asset to our Board.

Evan R. Farber	Age: 52
Director Since: October 2022

EXPERIENCE
•General Counsel of The Cranemere Group, an industrial holding company (March 2019 to present)*
•Acting General Counsel of NorthStar Anesthesia, an operating company of The Cranemere Group (July 2018 to March 2019)
•Chief Legal Officer (September 2015 to April 2018), General Counsel (October 2007 to September 2015) of The Advisory Board Company (NASDAQ: ABCO)
•Partner at Hogan & Hartson LLP (now Hogan Lovells US LLP)

PHILANTHROPY & PUBLIC SERVICE
•Emeritus Board of the Children’s Law Center*
•Board of Trustees of Concord Hill School

EDUCATION
•Juris Doctorate, The George Washington University Law School
•Bachelor of Arts from State University of New York at Binghamton
BOARD ROLES
•Member and Chair of the Corporate Governance and Nominating Committee (October 2022 to present)*
•Member of the Audit Committee (June 2023 to present)*
•Member of the Risk and Sustainability Committee (June 2023 to present)*
•Member of the Compensation Committee (October 2022 to June 2023, June 2024 to present)*
•Independent Director (October 2022 to present)*

*Current Role
Mr. Farber has extensive senior executive experience, including at a public company. Mr. Farber brings valuable expertise to our Board relating to transformational change, corporate governance and risk management. We believe the combination of executive leadership and legal expertise makes Mr. Farber a valuable asset to our Board. Mr. Farber was appointed to our Board pursuant to certain contractual rights discussed more fully under “Corporate Governance — ProFrac Holdings Directors.”

Item 1: Election of Directors

Michael J. Fucci	Age: 66
Director Since: November 2020

EXPERIENCE
•Director, Acadia Healthcare Company, Inc. (October 2020 to present)(NASDAQ: ACHC)*
•Executive Chairman (March 2015 to June 2019), Chairman Emeritus (June 2019 to October 2020) of Deloitte U.S. LLP
•Member of the Global Board of Deloitte
•Chief Operating Officer of Deloitte Consulting (2009 to 2015)

PHILANTHROPY & PUBLIC SERVICE
•Supporter of Montclair State University Business School*
•Involved in various community educational initiatives*

EDUCATION
•Bachelor of Science in Mathematics, Montclair State University
BOARD ROLES
•Member and Chairman of the Risk and Sustainability Committee (June 2021 to present)*
•Member of the Compensation Committee (June 2021-present); Chairman (June 2023 to present)*
•Member of the Audit Committee (June 2024 to present)*
•Member of the Corporate Governance and Nominating Committee (June 2024 to present)*
•Independent Director (November 2020 to present)*
•Audit Committee Financial Expert (March 2025 to present)*

*Current Role
Mr. Fucci's extensive experience spanning over four decades as a senior leader and practitioner at Deloitte U.S. LLP underscore his remarkable multinational leadership capabilities. Mr. Fucci’s unique perspective on human resource transformation, corporate talent strategies and risk mitigation adds a valuable dimension to our Board’s expertise. We believe that Mr. Fucci’s extensive operational and corporate governance experience both in the United States and globally provide a unique perspective to our Board.

Item 1: Election of Directors

Lisa Mayr	Age: 57
Director Since: June 2021

EXPERIENCE
•Chief Financial Officer, Marigold (September 2023 to present)*
•Chief Financial Officer, Internap Holding LLC (July 2020-August 2023)
•Chief Financial Officer, MicroStrategy Incorporated (November 2019 to April 2020)(NASDAQ: MSTR)
•Chief Financial Officer, EverFi (February 2018 to October 2019)
•Chief Financial Officer, Blackboard
•Board Observer and Member of the Audit Committee, WorldStrides
•Certified Public Accountant*

PHILANTHROPY & PUBLIC SERVICE
•Board Member, STEM for Her*
•Georgetown University MBA Advisory Council

EDUCATION
•MBA, Georgetown University
•Bachelor of Arts in International Studies and Economics, American University
BOARD ROLES
•Member of the Audit Committee (June 2021 to present); Chairman (June 2023 to present)*
•Member of the Corporate Governance and Nominating Committee (June 2021 to present)*
•Member of the Compensation Committee (June 2023 to present)*
•Member of the Risk and Sustainability Committee (June 2024 to present)*
•Independent Director (June 2021 to present)*
•Audit Committee Financial Expert (June 2021 to present)*

*Current Role
Ms. Mayr brings valuable technological expertise to our Board with over two decades of experience in global technologies and software companies. Ms. Mayr, a certified public accountant, also has over 25 years of financial and accounting experience, having served in financial leadership roles at both public and private companies. We believe Ms. Mayr’s combined technological and financial knowledge enhance our Board’s ability to drive innovation and operational excellence in a financially prudent manner.

Matthew D. Wilks	Age: 42
Director Since: June 2022

Matt D. Wilks has served as the Executive Chairman of the Board of Directors for ProFrac Holding Corp. since August 2021. Mr. Wilks has been the President of ProFrac since October 2018 and previously served as the Chief Financial Officer from May 2017 to August 2021. Mr. Wilks also serves as Vice President of Investments for Wilks Brothers since January 2012. From 2010 to 2012, Mr. Wilks served as Vice President of Logistics for FTSI.
Additionally, Mr. Wilks served as a member of the Board of Directors of Approach Resources, Inc. (NASDAQ: “AREX"), an upstream oil and gas company focused on the exploration, development and production of unconventional oil and gas resources in the United States, from January 2017 to November 2019.

Item 1: Election of Directors
As the Executive Chairman of ProFrac Holdings Corp., a technology-focused, vertically integrated energy services company, Mr. Wilks has developed extensive industry knowledge and valuable executive experience. We believe Mr. Wilks energy industry background and executive leadership skills allow our Board to better navigate the complexities of the energy industry and enhance our strategic decision-making. Mr. Wilks was appointed to our Board pursuant to certain contractual rights discussed more fully under “Corporate Governance — ProFrac Holdings Directors.”
The above biographical and other information for the six director nominees is current as of March 26, 2025.
The Board is committed to ensuring that the composition of the Board reflects the appropriate level of diverse viewpoints, taking into account experience, background, perspective, gender and ethnicity.

Item 1: Election of Directors
Director Compensation
Board members receive an annual retainer of $52,000 and additional retainers for serving as a chair or member of a Board committee. Directors may elect to receive their annual retainer in stock of the Company in lieu of cash. The Audit Committee chair receives an annual retainer of $32,000 and Audit Committee members receive an annual retainer of $8,000. The Compensation Committee chair receives an annual retainer of $20,000 and Compensation Committee members receive an annual retainer of $8,000. The Governance Committee chair receives an annual retainer of $16,000 and Governance Committee members receive an annual retainer of $4,000. The Risk Committee chair receives an annual retainer of $16,000 and Risk Committee members receive an annual retainer of $4,000. The Non-Executive Chairman receives an annual retainer of $80,000, which was increased from $60,000 effective October 30, 2024. From time-to-time, the Board may form a special committee for a particular purpose and service on that special committee can generate additional director fees. Directors do not receive fees for attending Board or standing committee meetings.
The members of the Board also receive an annual grant of restricted stock awards equal to a market value of $100,000 based upon the fair market value of the Company’s common stock on the grant date. The restricted stock awards vest on the one-year anniversary of the grant date or on the date of the annual meeting of shareholders following the grant, whichever is earlier, so long as the next annual meeting occurs at least fifty (50) weeks after the grant date.
We do not expect to pay our directors who are also our officers, such as Dr. Ezell, any additional amounts for their service to us in their capacities as directors. Accordingly, Dr. Ezell did not receive any additional compensation for his service as a member of the Board. Dr. Ezell’s compensation is reported below in “Item II. Advisory Vote on Executive Compensation – Summary Compensation Table.”
Mr. Wilks did not receive any compensation for his service as a member of the Board in 2024.
The following table presents the total compensation for each person who served as a non-employee member of the Board during 2024.

Name	Fees earned or paid in cash(1)	Stock awards(2)(3)(4)	Non-equity incentive plan compensation	All other compensation	Total
Harsha V. Agadi	$139,500	$100,000	$—	$—	$239,500
Evan R. Farber	$100,500	$100,000	$—	$—	$200,500
Michael J. Fucci	$110,500	$100,000	$—	$—	$210,500
Lisa Mayr	$114,500	$100,000	$—	$—	$214,500
David Nierenberg	$45,500	$—	$—	$—	$45,500
Matthew D. Wilks	$—	$—	$—	$—	$—
(1)For each of Mr. Agadi, Mr. Farber, Mr. Fucci and Ms. Mayr these amounts reflect annual cash Board retainer fees, committee chair fees and committee membership fees, as applicable. For Mr. Nierenberg, this amount includes cash fees of $7,500 associated with Board committee service and $38,000 in annual Board retainer fees, committee chair fees and committee membership fees, as applicable, that Mr. Nierenberg elected in receive in stock in lieu of cash.
(2)These amounts reflect the aggregate grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (ASC 718), of awards pursuant to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan. Assumptions used in the calculation of these amounts are included in “Note 14 — Stock-Based Compensation and Other Benefit Plans” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2024 Form 10-K. Awards (other than those reflected for Mr. Nirenberg) were not vested as of December 31, 2024, and vest on the one-year anniversary of the grant, or on the date

Item 1: Election of Directors
of the annual meeting of shareholders following the grant, whichever is earlier, so long as the next annual meeting occurs at least fifty (50) weeks after the grant date.
(3)As of December 31, 2024, Mr. Agadi had 22,173 stock awards outstanding, Mr. Farber had 22,173 stock awards outstanding, Mr. Fucci had 22,173 stock awards outstanding, Mr. Wilks had no stock awards outstanding and Ms. Mayr had 22,173 stock awards outstanding.
(4)Mr. Nierenberg resigned from our Board effective as of May 24, 2024 and did not receive any awards pursuant to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan during 2024.

Item 1: Election of Directors
Security Ownership of Certain Beneficial Owners,
Executive Officers and Directors
The following table provides the beneficial ownership of common stock as of March 20, 2025 for (i) each named executive officer set forth in the Summary Compensation Table below, (ii) each of the Company’s directors (including each nominee), (iii) all of the Company’s current executive officers and directors as a group, and (iv) each person known by the Company to be a beneficial owner of more than 5% of our outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons or entities with the SEC as of the date of such filing. “Beneficial Ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act. Beneficial ownership includes those shares of common stock held by someone who has investment and/or voting authority over such shares or has the right to acquire such shares within 60 days.

Name	Shares Beneficially Owned(1)	Percent of Class(2)
Executive Officers and Directors
Harsha V. Agadi (3)	283,244	*
Ryan G. Ezell (4)	120,982	*
J. Bond Clement	57,046	*
Michael J. Fucci	76,750	*
Lisa Mayr	66,641	*
Evan R. Farber	54,501	*
Matthew D. Wilks (5)	68,026	*
Amy E. Blakeway	1,508	*
All executive officers and directors as a group (8 persons)	728,698	2.44%
5% Beneficial Owners
ProFrac Holdings, LLC (6)	17,244,721	53.87%
* Less than 1%.
(1)Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of common stock which are beneficially owned by them. None of the current executive officers or directors have pledged shares.
(2)Based on 29,826,816 shares of common stock outstanding as of March 20, 2025. Total shares outstanding includes shares of restricted stock subject to forfeiture conditions.
(3)Mr. Agadi served as our Interim Chief Executive Officer from January 2023 through June 2023 and then transitioned back to his non-employee director role on our Board.
(4)Dr. Ezell was promoted to our Chief Executive Officer in June 2023, having previously served as our President and Chief Operating Officer. Shares beneficially owned include 24,306 vested options with an exercise price of $8.64/share.
(5)Information based upon the Form 4 filed with the SEC on June 21, 2023 by Mr. Wilks. Mr. Wilks as VP - Investments of THRC Holdings, LP, may be deemed to exercise voting and investment power over these shares, which are directly owned by THRC Holdings, LP, a Texas limited partnership, and therefore Mr. Wilks may be deemed to beneficially own these shares. Mr. Wilks disclaims beneficial ownership of these shares except to the extent of his respective pecuniary interest therein.
(6)Information based upon the Schedule 13D/A filed with the SEC on July 14, 2023 by ProFrac Holding Corp., ProFrac Holdings and ProFrac Holdings II, which was prior to the Reverse Stock Split. The pre-Reverse Stock Split total of 103,468,322 shares of common stock consists of (i) 63,496,922 shares of common stock issued to ProFrac Holdings II on June 26, 2023, in payment

Item 1: Election of Directors
of the Company’s obligations under the $50,000,000 original aggregate principal amount of 10% Convertible PIK Notes that matured on May 17, 2023, (ii) 13,104,839 shares of common stock issuable to ProFrac Holdings II upon exercise of the prefunded warrants issued to ProFrac Holdings II on June 21, 2022, (iii) 25,366,561 shares of common stock issued to ProFrac Holdings II on September 6, 2023 upon exercise of the prefunded warrants issued to ProFrac Holdings II on February 2, 2023 and (iv) 1,500,000 shares of common stock directly owned by ProFrac Holdings II. Each of ProFrac Holding Corp., ProFrac Holdings and ProFrac Holdings II may be deemed to beneficially own, and may be deemed to have shared power to direct the vote and shared power to dispose or to direct the disposition of, in the aggregate, the 103,468,322 shares of common stock. The address of the foregoing is 333 Shops Blvd., Suite 301, Willow Park, Texas 76087. The share amount presented in the table above has been adjusted for the Reverse Stock Split by dividing the total by six, however, this may understate holdings by a few shares given the fact that fractional shares were rounded up by account, rather than by holder. Percent of class is calculated based on 29,826,816 shares of common stock outstanding as of March 20, 2025 plus 2,184,140 shares (adjusted for the Reverse Stock Split) of common stock issuable upon the exercise of the prefunded warrants issued to ProFrac Holdings II on June 21, 2022.

Item 2: Advisory Vote on Executive Compensation
ITEM 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. We must provide this opportunity to our shareholders at least once every three years. The Board has determined to provide this opportunity on an annual basis.
Shareholders are urged to read “—Compensation Overview and Strategy” below, which discusses in detail how our compensation policies and procedures implement our compensation philosophy, and to refer to the related executive compensation tables. The compensation of our named executive officers is based on a philosophy that ties a substantial portion of an executive’s compensation to our attainment of financial and other performance measures that, our Board believes, promote the creation of long-term stockholder value and position our Company for long-term success. As described more fully in the “—Compensation Overview and Strategy,” the mix of fixed- and performance-based compensation, as well as the terms of cash bonuses and long-term equity incentive awards are designed to enable our Company to attract and maintain top talent while, at the same time, creating a close relationship between our Company’s performance and overall shareholder return and the named executive officers’ compensation. Our Compensation Committee and Board believe that the philosophy of the program, and hence the compensation awarded to named executive officers under the current program, fulfill these objectives.
The Board is asking our shareholders to approve the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
In view of the foregoing, our shareholders will vote on the following resolution at the Meeting: “RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s Proxy Statement for the 2025 Annual Shareholders Meeting in accordance with the Securities and Exchange Commission’s compensation disclosure rules.”
Vote Required
Approval of Item 2 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed

Item 2: Advisory Vote on Executive Compensation
the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Item 2: Advisory Vote on Executive Compensation
Compensation Overview and Strategy
Executive Officer Transition
Since late 2022, we have executed numerous changes to our executive management team aimed at driving significant improvement in the Company’s operational and financial results. In December 2022, Mr. Clement was named as the Company’s Chief Financial Officer. Former Chairman, Chief Executive Officer and President John W. Gibson, Jr. departed the Company in January 2023. In January 2023, Mr. Agadi, one of our directors, was appointed interim Chief Executive Officer, and former Chief Operating Officer Dr. Ezell was promoted to President. In June 2023, Dr. Ezell was promoted to Chief Executive Officer (“CEO”) replacing Mr. Agadi who resumed his service as our Non-Executive Chairman. In March 2024, Ms. Blakeway was named as the Company’s Senior Vice President, General Counsel and Corporate Secretary.
Named Executive Officer Compensation
Our executive compensation program is designed to attract and retain executive talent, motivate and incentivize our executive officers to achieve individual and business performance goals and align incentives of our executive officers with the interests of our shareholders.
Our Compensation Committee is responsible for establishing, implementing and monitoring our compensation program. Each year the Compensation Committee evaluates the design of executive compensation within the context of Company performance, strategic priorities and market expectations. Through this process, the Committee determines the appropriate mix of cash and non-cash compensation and short- and long-term incentive compensation for our executive officers in order to reward near-term performance and to encourage commitment to our long-range goals. The Compensation Committee may form and delegate authority to subcommittees as appropriate. Historically, the Compensation Committee has considered input from the CEO regarding the compensation program for the non-CEO executive officers. However, the Compensation Committee makes the final determination of all elements of named executive officer compensation.
Our program is designed with a strong emphasis on both short-term and multi-year performance, with substantial weighting of total compensation based upon variable compensation. As discussed in more detail below, for 2024, performance-based criteria were heavily considered in determining awards under both short- and long-term compensation programs to better align compensation of named executive officers with achievement of Company goals and objectives aimed at increasing shareholder value.

Item 2: Advisory Vote on Executive Compensation
During 2024, our named executive officer compensation program included the elements highlighted below:

Compensation Element	Objective	Key Features
Base Salary	Provides regular income, reflecting scope of responsibilities, job characteristics, leadership skills and experience.	Reviewed annually based on individual performance. While base salary is not performance-based, annual increases are not guaranteed.
Short-Term Incentives	Rewards contributions to achievement of annual targets and individual performance, with a focus on key financial indicators.	Compensation Committee determines performance metrics to align awards with short-term goals.
Long-Term Incentives	Correlates pay with shareholder value and aligns executives with value increases; promotes retention in the competitive energy market.	Gives incentive for performance over the long term with a combination of time vesting and vesting tied to performance conditions.
Named executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision care programs, Company-paid accidental death, dismemberment, and life insurance and our 401(k) plan, on the same basis as other employees. We have historically matched 401(k) contributions at certain percentage levels for all employees including our named executive officers. Executive officers are also permitted to participate in our employee stock purchase plan up to the annual limit.

Item 2: Advisory Vote on Executive Compensation
Executive Officers
The following are the biographies of each of our current executive officers (other than Dr. Ezell, whose biography is presented above with the directors’ biographies) as of March 26, 2025.

J. Bond Clement	Chief Financial Officer
Age: 53

EXPERIENCE & QUALIFICATIONS
•Chief Financial Officer of Donovan Marine, Inc. (September 2021 to December 2022)
•Executive Vice President and Chief Financial Officer at PetroQuest Energy (2009 to 2021)
•Various accounting and finance related management roles at Freeport McMoRan, Inc., Stone Energy and PetroQuest Energy (1996 to 2009)
•Auditor at Arthur Andersen LLP (1993 to 1996)
•CPA (inactive)
PHILANTHROPY & PUBLIC SERVICE
•Board member of New Hope Community Development of Acadiana
EDUCATION •Bachelor of Science in Accounting, cum laude, Louisiana State University COMPANY ROLES •Chief Financial Officer since December 2022

Amy E. Blakeway	Senior Vice President, General Counsel and Corporate Secretary
Age: 43

EXPERIENCE & QUALIFICATIONS
•Vice President, Corporate Services and Associate General Counsel of Mesquite Energy, Inc. (July 2020 to February 2024)
•Associate General Counsel at Sanchez Oil & Gas Corporation (July 2016 to July 2020)
•Director of Legal at Independence Contract Drilling (September 2014 to October 2015)
•Vice President, Assistant General Counsel at Forethought Financial Group, inc. (June 2012 through January 2014)
•Associate at Vinson & Elkins LLP (September 2007 to May 2012)
•Member of the Texas state bar

EDUCATION
•J.D. Harvard Law School
•Bachelor of Science in Business Administration & Accounting, summa cum laude, Washington & Lee University
•Bachelor of Arts in European History, summa cum laude, Washington & Lee University
COMPANY ROLES
•Senior Vice President, General Counsel and Corporate Secretary since March 2024

Item 2: Advisory Vote on Executive Compensation
2024 Executive Officer Compensation
Named Executive Officers
Our named executive officers for 2024 were as follows:
•Ryan G. Ezell, Chief Executive Officer and President
•J. Bond Clement, Chief Financial Officer
•Amy E. Blakeway, Senior Vice President, General Counsel and Corporate Secretary
Dr. Ezell, Mr. Clement and Ms. Blakeway (collectively the “NEOs”) were eligible to participate in the 2024 compensation programs discussed below. Dr. Ezell and Mr. Clement were also named executive officers for 2023, while Ms. Blakeway was not a named executive officer for 2023.
Base Salary
The Compensation Committee reviews base salaries annually for the named executive officers considering several factors including the relationship of base salaries paid within the Company, individual experience, Company performance as well as the range of base salaries for similar positions contained within published data. During 2024, the Compensation Committee retained the 2023 base salaries of $550,000 for Dr. Ezell and $400,000 for Mr. Clement. Ms. Blakeway was hired in March 2024 with a base salary of $300,000. Ms. Blakeway’s base salary was not reassessed by the Compensation Committee during 2024 as she had not been with the Company a full year.
Short-Term Incentive Program
Historically the short-term incentive program has included financial and individual performance metrics intended to reward named executive officers for either Company or individual performance as determined by the Compensation Committee.
After considering the Company’s performance during 2022, the Compensation Committee did not award any payments with respect to the 2022 short-term incentive program. In lieu of an award under the 2022 short-term incentive program, and in order to focus the Company’s resources on retaining and incentivizing certain key employees, the Compensation Committee awarded a 2023 retention bonus that was paid in March 2023 to certain employees. The 2023 retention bonus required continuous service throughout 2023 and was subject to pro-rata repayment by the recipient employee if the service condition was not met. Dr. Ezell was paid a retention bonus of $425,000 for continuous service in 2023. Mr. Clement did not receive a 2023 retention bonus.
For 2023, Dr. Ezell and Mr. Clement each had an annual target bonus equal to 100% of base salary. Ms. Blakeway was not a named executive officer for 2023 and, as a result, her 2023 short-term incentive compensation is not discussed in this section.

Item 2: Advisory Vote on Executive Compensation
For 2023, the Compensation Committee established three quantitative performance metrics used as the primary determination of short-term incentive awards for the 2023 named executive officers:

Weighting
Related party revenue	25%
Non-related party revenue	25%
Positive annual adjusted EBITDA	50%
During 2023, related party revenue increased by 49% and revenue from non-related parties increased by 22%, each as compared to 2022. In addition, during 2023 the Company achieved the first annual positive adjusted EBITDA since 2017. Adjusted EBITDA is the sum of net income, interest expense, depreciation and amortization expense, tax expense, non-cash amortization of contract assets and certain other non-cash or non-recurring items. Please refer to the reconciliations of this non-GAAP metric to the nearest comparable GAAP metric contained in our Form 8-Ks filed with the SEC with respect to our quarterly earnings releases.
In addition to the quantitative performance metrics above, the Compensation Committee also considered the following 2023 accomplishments in evaluating awards under the 2023 short-term incentive program:
•Revenues, gross profit and net income increased by $52 million, $31 million and $67 million, respectively, from the year ended December 31, 2022;
•Material weakness and going concern issues identified in connection with the 2022 audit were resolved; and
•Safety first operational focus resulted in no injuries or lost time accidents.
After considering the significant operational and financial accomplishments made during 2023 as outlined above, as well as results with respect to the three quantitative performance metrics, the Compensation Committee determined that the Company achieved a bonus award equal to 80% of the 2023 named executive officers’ target bonus. As a result, the Compensation Committee approved the following awards to the 2023 named executive officers under the 2023 short-term incentive program:

Name	Target Bonus	Actual Bonus	% of Target Bonus
Ryan G. Ezell	$550,000	$440,000	80%
J. Bond Clement	$400,000	$320,000	80%
For 2024, Dr. Ezell and Mr. Clement each had an annual target bonus equal to 100% of base salary and Ms. Blakeway had an annual bonus target equal to 50% of base salary.
For 2024, the Compensation Committee established four quantitative performance metrics used as the primary determination of short-term incentive awards for the NEOs. Performance metrics were measured against the Company’s 2024 budget as approved by the Compensation Committee in December 2023, as

Item 2: Advisory Vote on Executive Compensation
well as an updated forecast provided to the Compensation Committee in January 2024. The performance metrics for 2024 were as follows:

Weighting
Adjusted Revenue	20%
Data Analytics Revenue	25%
Adjusted Gross Margin	25%
Adjusted EBITDA	30%
During 2024, the Company exceeded the performance metric requirements for Adjusted Gross Margin and Adjusted EBITDA under both the December 2023 budget and the January 2024 forecast. Adjusted Gross Margin is a non-GAAP metric that adds back non-cash amortization of contract assets  and certain other non-cash items to GAAP gross margin.  Adjusted EBITDA is the sum of net income, interest expense, depreciation and amortization expense, tax expense, non-cash amortization of contract assets and certain other non-cash or non-recurring items. The Company met the performance metric requirement for Adjusted Revenue under the January 2024 forecast. Adjusted Revenue adds back non-cash amortization of contract assets to revenue.  Please refer to the reconciliations of these non-GAAP metrics to the nearest comparable GAAP metrics contained in our Form 8-Ks filed with the SEC with respect to our quarterly earnings releases. The Company did not meet the performance metric for Data Analytics revenue under either the December 2023 budget or the January 2024 forecast.
In addition to the quantitative performance metrics above, the Compensation Committee also considered the following 2024 accomplishments in evaluating awards under the 2024 short-term incentive program:
•No lost time incidents or recordable spills;
•143% increase in the Company’s stock price;
•Addition to the Russell Microcap® Index;
•Addition of three sell-side analysts covering the Company;
•Approximately $20 million increase in net income from 2023 (excluding 2023 non-cash gains);
•Approximately 11% reduction in general and administrative expenses; and
•Expansion of asset-based loan facility at improved interest rate.
After considering the significant operational and financial accomplishments made during 2024 as outlined above, as well as results with respect to the quantitative performance metrics, the Compensation Committee determined that the Company achieved a bonus award equal to 90% of the NEOs’ target bonus. As a result, the Compensation Committee approved the following awards to the NEOs under the 2024 short-term incentive program:

Item 2: Advisory Vote on Executive Compensation

Name	Target Bonus	Actual Bonus	% of Target Bonus
Ryan G. Ezell	$550,000	$495,000	90%
J. Bond Clement	$400,000	$360,000	90%
Amy E. Blakeway (1)	$150,000	$112,500	90%
(1)Ms. Blakeway’s 2024 bonus award was prorated to reflect her partial year of service during 2024.
Long-Term Incentive Program
The long-term incentive program has historically included equity awards focused on incentivizing long-term performance and aligning executive compensation with shareholder returns.
For 2023, the Compensation Committee approved grants of time vested restricted stock units and performance-based stock options. The performance-based stock options granted are subject to a vesting condition based on long-term cumulative adjusted EBITDA thresholds. If the Company does not achieve the adjusted EBITDA threshold over the measurement period, no stock options will vest. The time-based restricted stock units vest evenly over three years from date of grant.
The allocation of award values related to grants made to the 2023 named executive officers under the 2023 long-term incentive program were as follows:

Name	Time-Vested Awards	Performance-Based Awards
Ryan G. Ezell	25%	75%
J. Bond Clement	25%	75%
During 2023, Dr. Ezell and Mr. Clement were granted 62,881 and 45,732 performance-based options, respectively, and 13,974 and 10,163 time vested restricted stock units, respectively.
For 2024, the Compensation Committee approved grants of time vested restricted stock units and performance-based restricted stock units. Half of the performance-based restricted stock units are subject to a vesting condition based on achieving a 2025 adjusted EBITDA threshold and the other half of the performance-based restricted stock units are subject to a share price vesting condition. If the applicable vesting conditions are not met during the applicable performance period, the applicable awards will not vest. The time-based restricted stock units vest evenly over three years from date of grant.
The allocation of award values related to grants made to the 2024 named executive officers under the 2024 long-term incentive program were as follows:

Name	Time-Vested Awards	Performance-Based Awards
Ryan G. Ezell	50%	50%
J. Bond Clement	50%	50%
Amy E. Blakeway	50%	50%

Item 2: Advisory Vote on Executive Compensation
During 2024, Dr. Ezell, Mr. Clement and Ms. Blakeway were granted 60,000, 30,000 and 12,000 performance-based restricted stock units, respectively, and 60,000, 30,000 and 12,000 time-based restricted stock units, respectively. Ms. Blakeway’s 2024 long-term incentive award grants reflect a pro-rated amount based upon her partial year of service during 2024.
Independent Compensation Consultant
The Compensation Committee periodically utilizes the services of compensation consultants related to matters of executive compensation. In 2023 and 2024, Pay Governance provided market pay analyses and reviewed annual and long-term incentive design with the Compensation Committee. Pay Governance also provided guidance on matters related to the CEO’s contract and compensation in 2023. In compliance with SEC rules, the Compensation Committee has assessed the independence of Pay Governance and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee. Pay Governance periodically provides certain administrative services, the value of which was less than $120,000 per year during 2023 and 2024.

Item 2: Advisory Vote on Executive Compensation
Employment Agreements; Terminations and Change-in Control Arrangements
A brief summary of the employment agreements of our 2024 named executive officers and the NEOs is as follows:
Ryan G. Ezell - Employment Agreement
In connection with his appointment to Chief Executive Officer, Dr. Ezell entered into an employment agreement with the Company on June 7, 2023. Under the terms of the agreement, Dr. Ezell is paid a base salary of $550,000 annually and is eligible for an annual bonus with a target amount of 100% of base salary. In the event that Dr. Ezell’s employment is terminated without “cause” or for “good reason,” Dr. Ezell, upon execution and delivery of a suitable release agreement, will be eligible to receive severance benefits equal to 18 months of Dr. Ezell’s base salary (payable over 18 months) plus a pro-rata portion of Dr. Ezell’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Dr. Ezell pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 18 months. In addition, if such termination occurs within 18 months of a “change of control,” all unvested equity awards shall become fully vested immediately prior to such termination. Dr. Ezell’s unvested equity awards will continue to vest if he is terminated without “cause” or for “good reason.” For a full description of Dr. Ezell’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2023.
J. Bond Clement - Employment Agreement
Mr. Clement entered into an employment agreement with the Company on December 19, 2022. Under the terms of the agreement, Mr. Clement is paid a base salary of $400,000 annually and is eligible for an annual bonus with a target amount of 100% of base salary. Mr. Clement will be eligible to receive severance equal to Mr. Clement’s base salary (payable over 12 months) plus a pro-rata portion of Mr. Clement’s annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount Mr. Clement pays for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. In addition, if such termination occurs within 18 months of a “change of control,” all unvested equity awards shall become fully vested immediately prior to such termination. For a full description of Mr. Clement’s employment agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2022.
Amy E. Blakeway – Employment Agreement
Ms. Blakeway entered into an employment agreement with the Company on March 1, 2024. Under the terms of the agreement, Ms. Blakeway is paid a base salary of $300,000 annually and is eligible for an annual bonus with a target amount of 50% of base salary. Ms. Blakeway is eligible to receive severance equal to her base salary (payable over 12 months) plus a pro-rata portion of her annual bonus for the year of termination (determined and paid in the normal bonus cycle), and reimbursement of the difference between the amount she would pay for COBRA premiums and the amount similarly situated employees of the Company would pay for such coverage for up to 12 months. In addition, if such termination occurs due to a “change of control,” all her unvested equity awards shall become fully vested immediately prior

Item 2: Advisory Vote on Executive Compensation
to such termination. For a full description of Ms. Blakeway’s employment agreement, please see the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2024.

Item 2: Advisory Vote on Executive Compensation
Other Policies, Guidelines and Practices Related to Executive Compensation
Clawback Policy
The Board, upon the recommendation of the Compensation Committee, has adopted, in accordance with the applicable rules and regulations of the NYSE and SEC, a policy to provide for the recovery of erroneously awarded incentive-based compensation from executive officers (the “Clawback Policy”). Our Clawback Policy generally provides that we will demand the repayment or return (to the extent permitted by governing law) of any portion of a performance-based cash or performance-based stock or similar bonus where: the payment was predicated upon the achievement of certain financial measurements that were subsequently the subject of a restatement and a lower payment would have been made to the employee based upon the restated financial results. In each of these instances, the Compensation Committee will have the discretion to determine the appropriate means to recover the erroneously awarded compensation, including without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) canceling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) canceling or offsetting against any planned future cash or equity-based awards, (d) causing the forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. In addition, certain of our executive contracts allow the Company to enact claw back policies with retroactive effect (applicable to all forms of compensation) and are subject to any claw back policies enacted by applicable law or a securities exchange.

Tax Gross-Ups on Severance
There are no tax gross-ups on any payments to executives, including severance payments, except we provided a one-time de minimis tax gross up during 2023 to Mr. Clement in connection with the reimbursement of his relocation expenses, which in the aggregate were less than half the amount Mr. Clement was entitled to receive under his employment agreement.
Accounting for Stock-Based Compensation
The Company accounts for stock-based payments in accordance with the requirements of Accounting Standards Codification (ASC) Topic 718, “Stock Compensation.” Equity-based compensation is expensed over the requisite service period pursuant to the grant award terms. The Company considers the expense associated with stock-based incentive awards when granting such awards.
Section 409A
To the extent we permit executives to defer compensation or we commit to deliver compensation at a later date than when earned and vested, we make every attempt to meet the requirements of Section 409A of the Internal Revenue Code (the “Code”). Failure to satisfy the Section 409A requirements could subject the executives receiving deferred compensation to a 20% excise tax.

Item 2: Advisory Vote on Executive Compensation

Summary Compensation Table
The following table provides summary information regarding the total compensation awarded to, earned by, or paid to each of the named executive officers for services rendered to us for the years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock	Option	Non-Equity Incentive Plan	All Other	Total
				Awards(3)	Awards(4)	Compensation (5)	Compensation(6)
Ryan G. Ezell – Chief Executive Officer (7)	2024	$550,000	$—	$567,000	$—	$495,000	$48,262	$1,660,262
	2023	$494,712	$425,000	$45,835	$161,604	$440,000	$8,194	$1,575,345
J. Bond Clement - Chief Financial Officer	2024	$400,000	$—	$283,500	$—	$360,000	$9,546	$1,053,046
	2023	$400,000	$—	$33,335	$277,450	$320,000	$50,627	$1,081,412
Amy E. Blakeway (8) Senior Vice President, General Counsel and Corporate Secretary	2024	$251,538	$—	$138,402	$—	$112,500	$490	$502,930
(1)Amounts reflected in this column include total annual salary paid during the applicable fiscal year.
(2)The amount reported in this column represents a $425,000 retention bonus Dr. Ezell received for his service during 2023. In lieu of an award under the 2022 short-term incentive program, and in order to focus the Company’s resources on retaining and incentivizing certain key employees, the Compensation Committee awarded a 2023 retention bonus to certain employees, including Dr. Ezell. The 2023 retention bonus was paid in March 2023 and required continuous service throughout 2023 and was subject to pro-rata repayment if the service condition was not met.
(3)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock unit awards granted during the applicable year, if any, computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See Note 14, “Stock-Based Compensation and Other Benefit Plans,” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2024 Form 10-K for additional detail regarding assumptions used to calculate these amounts.
(4)The amounts reported in this column reflect the aggregate grant date fair value of option awards granted during the applicable year, if any, computed in accordance with FASB ASC Topic 718, excluding estimated forfeitures. See Note 14, “Stock-Based Compensation and Other Benefit Plans,” to the Consolidated Financial Statements included under “Item 8. Financial Statements and Supplementary Data” in the Company’s 2024 Form 10-K for additional detail regarding assumptions used to calculate these amounts.
(5)The amounts reported in this column represent annual cash incentive awards based upon the achievement of quantitative performance metrics and qualitative yearly accomplishments. For more information about our executive officers' discretionary bonuses and our short-term incentive program, see the section entitled "—2024 Executive Officer Compensation—Short-Term Incentive Program" above.
(6)In fiscal 2024, “All Other Compensation” for Dr. Ezell consisted of 401(k) matching contribution costs, group term life insurance costs, parking expense, a five-year service award, $28,229 in golf membership fees and $10,380 in peer advisory group fees; for Mr. Clement consisted of 401(k) matching contribution costs, group term life insurance costs and parking expense; and for Ms. Blakeway consisted of group term life insurance costs.
(7)Dr. Ezell was the Company's President and Chief Operating Officer during 2022 and through June 5, 2023. Effective June 6, 2023, Dr. Ezell was appointed Chief Executive Officer and in connection with his promotion, his base salary increased from $425,000 to $550,000.
(8)Ms. Blakeway was appointed the Company’s Senior Vice President, General Counsel and Corporate Secretary on March 1, 2024. Her fiscal year 2024 base salary was set at $300,000 per year. The salary reported above for 2024 reflects the base salary she was actually paid for services provided to us during her partial year of service in 2024.The bonus and stock award amounts reported above for Ms. Blakeway are pro-rated amounts reflecting Ms. Blakeway’s partial year of service during 2024.

Item 2: Advisory Vote on Executive Compensation

Outstanding Equity Awards
The following table provides information relating to outstanding equity-based awards held by each named executive officer as of December 31, 2024:

	Option Awards						Stock Awards
Name	Year of Grant	Number of underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested (1)	Equity Incentive plan awards: Number of shares, units or other rights that have not vested	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (1)
Ryan G. Ezell	2024 (2)	—	—	—	—	—	60,000	$571,800	—	—
	2024 (3)	—	—	—	—	—	—	—	60,000	$571,800
	2023 (4)	—	62,881	—	$3.28	12/5/2033	—	—	—	—
	2023 (5)	—	—	—	—	—	9,317	$88,795	—	—
	2022 (6)	—	—	—	—	—	4,817	$45,906	—	—
	2021	24,306	—	—	$8.64	4/19/2031	—	—	—	—
	2021 (7)	—	24,306	—	$8.64	4/19/2031	—	—	—	—
	2021 (8)	—	—	—	—	—	8,102	$77,212	—	—
J. Bond Clement	2024 (2)	—	—	—	—	—	30,000	$285,900	—	—
	2024 (3)	—	—	—	—	—	—	—	30,000	$285,900
	2023 (9)	—	61,984	—	$3.72	6/7/2033	—	—	—	—
	2023 (4)	—	45,732	—	$3.28	12/5/2033	—	—	—	—
	2023 (5)	—	—	—	—	—	6,776	$64,572	—	—
	2022 (10)	—	—	—	—	—	24,794	$236,285	—	—
Amy E. Blakeway	2024 (2)	—	—	—	—	—	12,000	$114,360	—	—
	2024 (3)	—	—	—	—	—	—	—	12,000	$114,360
	2024 (11)	—	—	—	—	—	8,065	$76,859	—	—
(1)The market value is based upon the applicable number of shares shown in the table multiplied by $9.53, the closing market price of our stock on December 31, 2024.
(2)Vests ratably over a three-year period on each anniversary of the grant date of October 30, 2024.
(3)Fifty percent (50%) of the shares subject to this performance-based award will vest if, and to the extent, the Company’s earnings before interest, taxes, depreciation, and amortization, and certain other adjustments meets or exceeds a certain threshold during the performance period of January 1, 2025 to December 31, 2025 and fifty percent (50%) of the shares subject to this performance based award will vest, if, and to the extent, the price of the Company’s common stock meets a certain threshold on or before December 31, 2025.
(4)Seventy five percent (75%) of the shares subject to this option will vest if the Company achieves a specified performance target during the performance period of January 1, 2023 through December 31, 2026 and one hundred percent (100%) of the shares subject to the option will vest if the Company achieves another specified performance target during the performance period.
(5)Vests ratably over a three-year period on each anniversary of the grant date of December 5, 2023.
(6)Vests ratably over a three-year period on each anniversary of the grant date of March 8, 2022.
(7)Twenty-five percent (25%) of the shares subject to this option will vest if the 90-day volume weighted average price (the “90 day VWAP”) reaches $18 per share during the performance period (which is April 19, 2021 through December 31, 2024),

Item 2: Advisory Vote on Executive Compensation

twenty-five percent (25%) of the shares subject to this option will vest if the 90 VWAP reaches $24 per share during the performance period, twenty-five percent (25%) of the shares subject to this option will vest if the 90 VWAP reaches $30 per share during the performance period, and twenty-five percent (25%) of the shares subject to this option will vest if the 90 VWAP reaches $42 per share during the performance period. As none of the performance criteria were satisfied as of December 31, 2024, the options were forfeited on December 31, 2024.
(8)Vests ratably over a four-year period on each anniversary of the grant date of April 19, 2021.
(9)Vests if the Company’s share price equals or exceeds $18 per share for thirty consecutive trading days at any point during the performance period of June 7, 2023 through June 7, 2033.
(10)Vests ratably over a five-year period on each anniversary of the grant date of December 19, 2022.
(11)Vests ratably over a three-year period on each anniversary of the grant date of March 1, 2024.

Item 2: Advisory Vote on Executive Compensation

Pay Versus Performance (PVP)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology prescribed by the SEC.

Fiscal Year	Summary Compensation Table Total for Mr. Gibson (1)	Summary Compensation Table Total for Mr. Agadi	Summary Compensation Table Total for Dr. Ezell	Compensation Actually Paid to Mr. Gibson	Compensation Actually Paid to Mr. Agadi	Compensation Actually Paid to Dr. Ezell	Average Summary Compensation Table Total for non-PEO NEOs(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Income (Loss) ($ millions)
(a)	(b)	(b)	(b)	(c)	(c)	(c)	(d)	(e)	(f)	(g)
2024	n/a	n/a	$1,660,262	n/a	n/a	$2,675,380	$777,988	$1,458,457	$140.56	$10.5
2023	$1,568,553	$683,050	$1,575,345	$305,193	$531,423	$1,539,071	$877,526	$836,275	$57.82	$24.7
2022	$596,823	n/a	n/a	$381,403	n/a	n/a	$433,781	$246,334	$99.12	$(42.3)
(1)Mr. Gibson’s 2023 compensation includes $1,517,714 in severance payments.
(2)Dr. Ezell served as principal executive officer (PEO) for 2024 and a portion of 2023. Mr. Gibson served as PEO for 2022 and a portion of 2023. Mr. Agadi served as interim PEO for a portion of 2023. Our non-PEO named executive officers (NEOs) included Mr. Clement for 2023 and 2024, Ms. Blakeway for 2024, Nathan Snoke for 2023, and Dr. Ezell, James Silas and Michael E. Borton for 2022.
(3)The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.
PEO SCT Total to CAP Reconciliation for Mr. Gibson

Fiscal Year	2022	2023	2024
SCT Total	$596,823	$1,568,553	N/A
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	—	—	N/A
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	—	—	N/A
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(210,280)	—	N/A
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	N/A
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(5,140)	—	N/A
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(1,263,360)	N/A
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—	—	N/A
Compensation Actually Paid	$381,403	$305,193	N/A

Item 2: Advisory Vote on Executive Compensation

PEO SCT Total to CAP Reconciliation for Mr. Agadi

Fiscal Year	2022	2023	2024
SCT Total	N/A	$683,050	N/A
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	N/A	$(365,500)	N/A
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	N/A	$187,497	N/A
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	N/A	$—	N/A
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	N/A	$79,931	N/A
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	N/A	$(53,555)	N/A
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	N/A	$—	N/A
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	N/A	$—	N/A
Compensation Actually Paid	N/A	$531,423	N/A
PEO SCT Total to CAP Reconciliation for Dr. Ezell

Fiscal Year	2022	2023	2024
SCT Total	N/A	$1,575,345	$1,660,262
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	N/A	(207,439)	(567,000)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	N/A	252,225	1,143,600
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	N/A	(58,712)	447,327
± Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	N/A	—	—
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	N/A	(22,348)	(6,355)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	N/A	—	(2,454)
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	N/A	—	—
Compensation Actually Paid	N/A	$1,539,071	$2,675,380

Item 2: Advisory Vote on Executive Compensation

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2022	2023	2024
Average SCT Total	$433,781	$877,526	$777,988
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(83,333)	(215,393)	(210,951)
± Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	53,950	261,360	438,690
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	(113,458)	(86,243)	444,635
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—	—
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(27,006)	(975)	8,095
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(17,600)	—	—
+ Dividends or Other Earnings Paid on Stock or Option Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—	—	—
Average Compensation Actually Paid	$246,334	$836,275	$1,458,457
CHARTS OF CAP VERSUS PERFORMANCE METRICS
The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s TSR during the period 2022-2024.

CAP vs. TSR
Compensation Actually Paid (CAP) ($ millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$150
$125
$100
$75
$50
$25
$0
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
$100 initial investment 12/31/2021
2022
2023
2024
CAP to Mr. Gibson
CAP to Mr. Agadi
CAP to Dr. Ezell
Avg CAP to Non-PEO NEOs
Flotek Industries TSR

Item 2: Advisory Vote on Executive Compensation

The chart below illustrates the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income (Loss) during the period 2022-2024.

CAP vs. Net Income (Loss)
Compensation Actually Paid (CAP) ($ millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Net Income (Loss) ($ millions)
$40
$25
$10
-$5
-$20
-$35
-$50
2022
2023
2024
CAP to Mr. Gibson
CAP to Mr. Agadi
CAP to Mr. Ezell
Avg CAP to Non-PEO NEOs
Net Income (Loss)

Item 3: Ratification of Independent Registered Accounting Firm
ITEM 3: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm on June 29, 2021 and has approved retaining KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders. The Audit Committee annually reviews the performance of our independent registered public accounting firm and the fees charged for their services. Based upon the Audit Committee’s analysis of this information, the Audit Committee will determine which registered independent public accounting firm to engage to perform our annual audit each year.
KPMG billed or will bill the Company and its subsidiaries fees as set forth in the table below for (i) the audit of the Company’s 2024 and 2023 annual financial statements, (ii) the reviews for first, second and third quarter 2024 and 2023 quarterly financial statements and review of other documents filed with the SEC, and (iii) other work performed by KPMG.

	2024 (1)	2023 (1)
Audit fees	$ 711,552	$ 907,500
Audit-related fees (2)	157,250	215,000
Tax fees	—	—
All other fees	—	—
Total	$ 868,802	$ 1,122,500
(1) Amounts for 2024 and 2023 include audit fees and audit-related fees; no tax or other fees were paid to KPMG in 2024 and 2023.
(2) Audit-related fees include fees of $92,000 in 2024 and $140,000 in 2023 to support the audit of ProFrac Holdings for which the Company is reimbursed by ProFrac Holdings.
Fees included in “audit fees” in the table above are fees associated with the annual audit, including reviews of the Company’s Form 10-Q filings. Fees included in “audit-related fees” in the table above are primarily for professional services not directly related to the Company's annual financial statements, including professional services provided in connection with various registration statements, debt offerings, the audit of ProFrac Holdings (for which the Company is reimbursed by ProFrac Holdings) and other similar matters. Representatives of KPMG are expected to be at the Meeting with the opportunity to make a statement if they desire, and to take questions from shareholders.
Pre-Approval Policy
Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from the Company. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit

Item 3: Ratification of Independent Registered Accounting Firm
Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.
Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to Company or any of its subsidiaries, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior the completion of the audit. During 2024 and 2023, all fees were pre-approved by the Audit Committee.
Report of the Audit Committee
Management is responsible for the preparation of the Company’s financial statements and its financial reporting processes, including the systems of internal controls and disclosure controls and procedures. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s financial statements to generally accepted accounting principles in the United States in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.
KPMG provided the Audit Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence. The Audit Committee also discussed with the auditors any relationships that may impact the independence of the auditors. The Audit Committee reviewed and discussed with the independent auditors all communications required to be discussed by applicable requirements of the PCAOB and the SEC, including those described in PCAOB Auditing Standard No. 1301, “Communications with Audit Committees."
The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2024 and discussed them with management and the independent auditors. Based on such review and discussions described in this report, the Audit Committee recommended to the Board, and the Board subsequently approved the recommendation, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Respectfully submitted by the Audit Committee of the Board of Directors of Flotek,
Lisa Mayr (Chair)
Evan R. Farber
Michael J. Fucci
This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this report by reference.

Item 3: Ratification of Independent Registered Accounting Firm
Vote Required
Approval of Item 3 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this proposal. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 3 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
ITEM 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan

On March 6, 2025, our Board approved an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan” or the “Plan”), subject to shareholder approval.
Stockholder Vote
As of December 31, 2024, the 2018 Plan had approximately 614,000 shares available for future issuance. Shares available for future issuance under the three active Plans (defined below), at December 31, 2024, totaled approximately 630,000 shares. As noted earlier in this Proxy Statement, we have experienced a transition among certain of our executive officers. We are requesting an increase in shares under the Plan to ensure there is sufficient availability to retain and motivate our recently completed executive team, as well as to motivate and retain certain key members of management as we continue to expand equity grants deeper into the organization, as we did during 2023 and 2024.
We are asking you to approve an amendment to the 2018 Plan to increase the number of shares of our common stock available for the granting of awards under the 2018 Plan from 2,416,667 to 3,316,667, or an increase of 900,000 shares. Based on our projected usage, the Compensation Committee estimates that the shares available under the 2018 Plan after this amendment will be sufficient to provide grants through 2028. However, we cannot predict these factors with certainty, and the share reserve under the 2018 Plan could last for a shorter or longer time. Only the number of available shares is amended by this amendment. The other terms and conditions of the 2018 Plan remain unchanged. A copy of the proposed amendment to the 2018 Plan is attached to this Proxy Statement as Appendix A.
Purpose of the Plan
The purpose of the 2018 Plan is to assist us in (i) attracting and retaining the best available personnel for positions of substantial responsibility, (ii) motivating personnel by providing additional incentives to employees, non-employee directors, and individual consultants, including providing financial incentives for individual performance, and (iii) promoting the success of the Company’s business interests.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Equity Compensation Plan Information
The following table summarizes equity compensation plan information regarding equity securities authorized for issuance under the 2018 Plan, the 2019 Non-Executive Director Incentive Plan (the “2019 Plan), and the 2020 inducement equity plan (the “2020 Plan” and, together with the 2018 Plan and the 2019 Plan, the “Plans”) as of December 31, 2023:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	209,278	$3.89	617,151
Equity compensation plans not approved by security holders(2)	10,000	$4.32	12,870
Total	219,278	$3.91	630,021
(1)     Comprised of shares under the 2018 Plan and the 2019 Plan.
(2)     Comprised of shares under the 2020 Plan instituted in connection with the acquisition of JP3 Measurement, LLC pursuant to the rules of the NYSE. Shares may only be used for inducement of new employees and cannot be granted to existing employees. For more detail on the 2020 Plan please see the Form S-8 Registration Statement filed with the SEC on June 18, 2020.
Usage of Shares for Awards
During 2022, 2023 and 2024, the grants of shares under the Plans and the “run rate,” a measure of annual equity compensation as a percentage of total equity, are shown in the table below. The three-year average run rate for 2022, 2023 and 2024 was 2.0% when not taking into account forfeitures of awards.

Grant Year	Options	Time-Based Restricted Stock	Performance-Based Awards	Vested Performance-Based Awards	Total Full-Value Awards(1)	Weighted-Average Common Shares	Run Rate(2)
2022	—	256,746	—	—	256,746	12,404,000	2.1%
2023	190,728	377,020	—	64,481	567,748	24,830,000	2.5%
2024	—	405,764	147,050	24,306	552,814	29,534,000	1.5%
(1) Calculated as the sum of Options, Time-Based Restricted Stock and Performance-Based Awards.
(2) Calculated as the sum of Options, Time-Based Restricted Stock and Vested Performance-Based Awards divided by Weighted- Average Common Shares.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
The recipients of the grants under the Plans for 2022, 2023 and 2024 were as follows:

	2022		2023		2024
Participant	Shares	%	Shares	%	Shares	%
Named Executive Officers	24,085	9.4	212,983	37.5	212,065	38.4
Other Executive Officers	95,028	37.2	—	—	—	—
Non-employee Directors	89,390	35.0	158,704	28.0	88,692	16.0
Other Employees	47,243	18.5	196,061	34.5	252,057	45.6
Service Providers	—	—	—	—	—	—
Total	255,746	100.0	567,748	100.0	552,814	100.0
Future Issuances Under the 2018 Plan
Under the 2018 Plan, shares are reserved in a number sufficient to satisfy the maximum shares that may be issued under an award. Shares awarded under the 2018 Plan that terminate by expiration, forfeiture, cancellation, or otherwise shall again be available for awards under the 2018 Plan, but shares that are used to cover tax withholding or option exercise prices cannot be reused under the 2018 Plan.
As of March 26, 2025, approximately 146 persons were eligible to receive awards under the 2018 Plan, including all of our executive officers and non-employee directors. Future grants under the 2018 Plan will be made at the discretion of our Board or the Compensation Committee, and, accordingly, future benefits under the 2018 Plan are not currently determinable. The 2024 Summary Compensation Table, see “Item II. Advisory Vote on Executive Compensation – Summary Compensation Table,” shows the equity awards that were made under the 2018 Plan in 2023 and 2024 to our named executive officers.
On March 26, 2025 the last reported sale price of our common stock on the NYSE was $8.53.
Description of the 2018 Plan
The following summary of the material features of the Plan, as amended, is qualified in its entirety by reference to the full text of the Plan as previously filed as Exhibit A to the Company’s Proxy Statement filed with the SEC on April 24, 2024 and the proposed amendment to the Plan set forth in Appendix A to this Proxy Statement, which are incorporated herein by reference.
Eligibility and Available Awards
The Plan provides for the grant of incentive stock options and non-qualified options (collectively, “stock options”), restricted stock, stock appreciation rights, performance shares and performance units, restricted stock units, and other stock-based awards (each, an “Award”). All employees and individual consultants of the Company or of any affiliate (as defined in the Plan) of the Company and non-employee directors of the Company are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees of the Company and certain of its affiliates. Further, non-qualified options and stock appreciation rights may only be granted to employees and consultants of the Company or entities in a chain of corporations in which the Company has a controlling interest and to non-employee directors of the Company. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Administrator. It is currently expected that some of our employees will participate in the Plan, along with all non-employee directors who serve on the Company’s Board of Directors.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Administration
The Plan is administered by our Board of Directors and any of its committees (in such capacity, each the “Administrator”). Except as otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors shall serve as the Administrator. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself or herself. Grants of Awards to members of the Compensation Committee must be ratified by the Board of Directors.
Subject to the provisions of the Plan, the Administrator will, among other things, (i) determine who are service providers; (ii) determine the fair market value of Awards; (iii) select the service providers to whom Awards may be granted; (iv) determine the number of shares to be covered by each Award; (v) determine when Awards are to be granted and the applicable date of grant; (vi) approve forms of Award agreements; (vii) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance goals), any acceleration of vesting or waiver of forfeiture or repurchase restrictions (subject to any minimum vesting requirements), and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (viii) construe and interpret the terms of the Plan, Award agreements and Awards; (ix) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to the creation and administration of sub-plans; (x) amend the terms of any outstanding Award agreement or Award, including the discretionary authority to extend the post termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect a participant’s rights under an outstanding Award shall not be made without the participant’s written consent; (xi) allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares or cash to be issued upon exercise or vesting of an Award; (xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; (xiii) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to the participant under an Award; (xiv) determine whether Awards shall be settled in shares, cash or in a combination thereof; (xv) determine whether Awards shall be adjusted for dividends or dividend equivalents; (xvi) create other stock-based awards for issuance under the Plan; (xvii) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a participant or other subsequent transfers by the participant of any shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; (xviii) establish one or more programs under the Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance goals, or other event that absent the election, would entitle the participant to payment or receipt of shares or other consideration under an Award; (xix) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award agreement and any other instrument or agreement relating to an Award; and (xx) make all other determinations that the Administrator deems necessary or advisable for administering this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. However, the Administrator may not exercise any right or power reserved to the Board. Any action taken or determination made by the Administrator pursuant to the Plan will be binding on all parties. The Company will, to the maximum extent permitted by law, defend and indemnify the members of the Board and each of its committees in their capacity as Administrator.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
The Board may amend, alter, suspend, or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code, or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company’s stock may be listed.
Stock Available for Issuance
Upon stockholder approval of the amendment to the Plan, the maximum number of shares of common stock that may be issued under the Plan will be 3,316,667 shares, all of which may be issued pursuant to incentive stock options. Each share of common stock that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock, or shares of common stock acquired in the open market. No fractional shares shall be issued under the Plan. In the event that an Award is granted that, pursuant to the terms of the Award agreement, cannot be settled in shares of common stock, the aggregate number of shares that may be made the subject of Awards under the Plan will not be reduced. Any shares of common stock related to an Award granted under the Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the shares will again be available for Awards under the Plan. Any shares tendered or repurchased (i) to pay the exercise price of an option granted under the Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under the Plan, will not become available again for grant under the Plan. The full number of stock appreciation rights granted that are to be settled by the issuance of shares of common stock will be counted against the aggregate number of shares that may be made subject to Awards under the Plan, regardless of the number of shares actually issued upon settlement of such stock appreciation rights.
Award Limits
The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 166,667 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year shall be 166,667 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $10,000,000. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock-based awards under the Plan, (i) if the compensation under the other stock-based awards is denominated under the award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 166,667 shares of common stock; or (ii) in all other cases, shall not exceed $10,000,000. The foregoing limitations on the numbers of shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Adjustments Upon Changes in Capitalization or Reorganization
In the event of any change in the outstanding shares of common stock by reason of any stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the common stock, an adjustment shall be made, as the Administrator deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment may include an adjustment to the number and class of shares which may be delivered under this Plan, the number, class and price of shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits contained in the Plan. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Except as provided in the foregoing, the Plan does not permit the re-pricing or cash buyout of stock options or stock appreciation rights without stockholder approval.
Minimum Vesting
Awards shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that for purposes of Awards granted to non-employee directors, “one year” may mean the approximately one-year period from one regular annual stockholder meeting to the immediately following regular annual stockholder meeting, as long as the period is not less than 50 weeks. The foregoing minimum vesting requirement shall not apply: (i) with respect to 5% of the share reserve of 3,316,667 shares (such amount set forth above) or (ii) to the vesting of an Award that is accelerated as a result of a change of control or termination of the participant due to his or her death or disability, in all cases under terms consistent with the Plan.
Types of Awards
Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at an exercise price per share specified on the date of grant. The Administrator has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the Plan. The Administrator will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified options.
The exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to an employee owning more than ten percent (10%) of the total combined voting power of us and certain of our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall not be less than 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to stock options (determined as of the date the stock option is granted under the Plan (or any other stock option plan of ours or certain of our affiliates)) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Except for grants of incentive stock options to employees owning more than ten percent (10%) of the total combined voting power of us and certain of our affiliates (which stock options may not be exercised later than five years after the date of grant), no stock option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Administrator. The payment must be in cash, check acceptable to the Company, by the Company withholding shares otherwise issuable from the exercise of the stock option, or other method of payment at the Administrator’s discretion.
Restricted Stock. Restricted stock is common stock that is subject to forfeiture and such other restrictions as the Administrator may impose, including performance criteria, transfer, and repurchase restrictions. The Administrator has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.
Unless otherwise provided in the Award agreement, holders of restricted stock have the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. All such dividends and distributions shall be held back by the Company and shall be subject to the same restrictions on transferability, vesting and forfeit-ability as the shares of restricted stock with respect to which they were paid. If for any reason the restrictions imposed by the Administrator are not met on the date set forth in the Award Agreement, the restricted stock for which restrictions have not lapsed shall automatically be forfeited by the participant and shall again be available for grant under this Plan.
Stock Appreciation Rights. A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess, if any, of (i) the fair market value per share of common stock on the date of exercise over (ii) the fair market value per share of common stock on the date of grant. The Administrator may provide that the excess may not exceed a specified amount. Stock appreciation rights may be payable in cash, shares of common stock, or a combination thereof. The Administrator shall determine, at the date of grant, the number of shares of common stock to which the stock appreciation right applies, the time or times at which and the circumstances under which a stock appreciation right may vest and be exercised, the term of the stock appreciation right, subject to a ten year maximum term, and such other terms and conditions as the Administrator may determine. To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Administrator.
Performance Shares and Performance Units. Performance shares and performance units may be granted pursuant to performance share Award or performance unit Award at any time and shall be determined by the Administrator in its sole discretion. In the case of a performance share, a share will be issued pursuant to the award agreement. A performance unit is an unfunded and unsecured promise to deliver shares, cash or other securities equal to the value set forth in the award agreement. Each performance unit and performance share shall have an initial value established by the Administrator on or before the date of grant. Performance shares shall have an initial value equal to the fair market value of a share on the date of grant. The applicable award agreement will set forth performance goals and the extent to

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
which those goals were met at the end of the performance period shall generally determine the payout or removal of restrictions. Performance units may be paid in cash, shares of common stock, or a combination of cash and stock. On a date set forth in the applicable award agreement, all unearned or unvested performance units and performance shares shall automatically be forfeited to the Company, and the shares subject to such awards (if any) shall again be available for grant under the Plan.
Performance goals may include, but are not limited to, the following: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on tangible assets; (x) return on investment; (xi) return on capital; (xii) return on equity; (xiii) return on invested capital; (xiv) return on capital employed; (xv) economic value added; (xvi) gross margin; (xvii) net income; (xviii) pretax earnings; (xix) pretax earnings before interest; (xx) pretax earnings before interest, taxes, depreciation and amortization; (xxi) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xxii) operating income; (xxiii) total stockholder return; (xxiv) debt reduction; (xxv) successful completion of an acquisition, initial public offering, private placement of equity or debt; (xxvi) reduction of expenses; or (xxvii) any combination or of a specified increase, decrease or change, as applicable, in any of the foregoing. The Administrator may set performance goals based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service) or any other basis determined by the Administrator in its sole discretion.
Restricted Stock Units. An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Administrator, to receive upon vesting, the value of the number of notional shares vested. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. The holder of a restricted stock unit Award shall have no rights of a stockholder and shall have no voting rights with respect to any restricted stock unit Award. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination thereof. The Administrator has the authority to determine the periods of restriction, the amount payable under the award, and any other terms and conditions consistent with the Plan.
Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside of the Plan. At the Administrator’s discretion, other stock-based awards may be payable in cash. The Administrator has the authority and discretion to determine the terms and conditions, if any, of other stock-based awards, including any dividend or voting rights.
We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Administrator may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by, among other ways, (a) tender of a cash payment to us or (b) withholding of cash payable or of shares of common stock otherwise issuable under an Award.
Amendment of Awards
The Administrator may amend an Award; provided, however, except in the case of a change of control, no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect or other than an amendment necessary in order for the Awards to meet the requirements of the Code or other applicable laws or to prevent adverse tax consequences to participants.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Clawback
All compensation and Awards payable or paid under the Plan and any sub-plans shall be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of any clawback policy implemented by the Company, the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by applicable law or the listing standards of any applicable stock exchange or national market system.
Term of the Plan
The Board originally approved the Plan to be effective on March 16, 2018 (the “Effective Date”), subject to the Company’s stockholders approving the Plan not more than one year after the date of the Plan’s adoption by the Board. The Company’s stockholders approved the Plan on April 27, 2018. The Plan was further amended effective as of May 24, 2019, June 3, 2021, June 7, 2023 and June 5, 2024. The Plan shall continue in effect for a term of 10 years from the Effective Date unless terminated earlier pursuant to the terms of the Plan.
Term of Awards
The term of each Award shall be for such period as may be determined by the Administrator; provided, however, that in no event shall the term of any such Award exceed a period of ten years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).
Change of Control
Unless otherwise provided in an Award, upon the occurrence of a change of control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets, or liquidations), the Board may, but is not required to, take any one or more of the following actions with respect to Awards: (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter, and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board; (iii) cause any acquirer to assume the Plan and the Awards or exchange the Awards for the acquirer’s stock; (iv) terminate the Plan; and (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.
The Board will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award that is not a stock option or restricted stock, and (ii) in the case of a stock option, stock appreciation right or restricted stock, the excess of the market value per share (as defined in the Plan) over the option price (in the case of an option), exercise price (in the case of a stock appreciation right) or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested. If an Award is a stock option or stock appreciation right and no cash value exists with respect thereto, then such cash-out shall be effectuated with no cash (or other) payment to the party holding such Award.

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Summary of Certain Federal Income Tax Considerations
The following summary is based on certain applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover all federal income tax consequences or any federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local, employment, foreign or other taxes.
Status of Stock Options. Stock options granted under the Plan may be either incentive stock options or non-qualified options. Under certain circumstances, an incentive stock option may be treated as a non-qualified option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified option.
Non-qualified Options. Generally, no federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.
Incentive Stock Options. No federal income tax is imposed on the option holder upon the grant or exercise of an incentive stock option. The option holder will recognize no ordinary income for federal income tax purposes upon disposition of stock acquired pursuant to the exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the corporation granting the option, (b) the parent corporation or a subsidiary corporation of the granting corporation, or (c) a corporation (or the parent corporation or a subsidiary corporation of such corporation) that has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise or twelve months before the date of exercise if employment ceases due to permanent and total disability (as defined in Section 22(e)(3) of the Code). If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. In the case of disposition of shares of common stock following expiration of the Holding Period, we would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.
If, however, an option holder disposes of shares of common stock acquired pursuant to the exercise of an incentive stock option before expiration of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange, gift or a transfer of legal title, but does not include certain other transfers, such as by reason of death or a pledge or an exchange of shares described in Section 424(c) of the Code.
Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).
Stock Appreciation Rights. Upon the exercise of a stock appreciation right, if shares are received in settlement of the stock appreciation right, the fair market value of those shares received is recognized as income for federal income tax purposes at the time of exercise. If a participant receives cash upon the exercise of a stock appreciation right, the amount of cash received is recognized as income for federal income tax purposes at the time of exercise.
Restricted Stock. Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed at ordinary income rates when the stock vests (an amount equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize compensation income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and the participant is not taxed, nor do we receive any deduction, upon vesting of the shares.
When the participant sells the shares following vesting, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction upon disposition of the stock by the participant. If, following vesting, the participant sells the shares and the amount realized is more than the participant’s basis in the stock, the participant will recognize a capital gain. If, following vesting, the participant sells the shares and the amount realized is less than the participant’s basis in the stock, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

Item 4: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
Restricted Stock Units. In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, upon vesting (or potentially settlement, depending upon how the restricted stock unit is structured), the amount paid to the participant (whether in cash, shares, or a combination thereof) denominated in cash will be taxable as compensation to the participant.
Other Tax Considerations
In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change of control, could be nondeductible to us and subject to an additional 20% tax to the participant. Awards under the Plan that are made, vest, or become payable in connection with a change of control may be required to be taken into account in determining whether these penalties apply.
Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and an additional 20% tax to the participant if not compliant with Section 409A of the Code. The Administrator intends to design and administer such Awards either to be exempt from or to comply with Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code, but is not required to do so. There is no commitment or guarantee that any federal, state, local, or foreign tax treatment will (or will not) apply or be available to any participant with respect to any Award.
Inapplicability of ERISA
Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state, or local tax treatment will (or will not) apply or be available to any person who participates or is eligible to participate in the Plan.
Vote Required
The approval of this Item 4 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this item. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 4 TO APPROVE THE AMENDMENT TO THE FLOTEK INDUSTRIES, INC. 2018 LONG-TERM INCENTIVE PLAN.

Item 5: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
ITEM 5: Approval of Amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan

On March 6, 2025, our Board approved amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan (the “ESPP”), subject to shareholder approval.
Stockholder Vote
We are asking you to approve amendments to the ESPP, to (a) extend the duration of the ESPP through June 30, 2027 and (b) make certain other administrative changes, effective as of May 16, 2025. The ESPP will expire on June 30, 2025 if it is not amended.
Description of the ESPP
The following summary of the material features of the ESPP, as amended, is qualified in its entirety by reference to the full text of the ESPP as set forth in Appendix B to this Proxy Statement, which is incorporated herein by reference.
General
The purpose of the ESPP is to provide eligible employees of the Company and the Company’s subsidiaries with an opportunity to purchase our common stock through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and the Company’s subsidiaries, and to provide an incentive for continued employment.
Administration
The ESPP is administered by the Board, or a committee appointed by the Board. The Board has full power to interpret the ESPP, and the decisions of the Board (or the Board committee, if applicable) are final and binding upon all participants.
Eligibility
Any employee of the Company or any subsidiary of the Company on a given Offering Date (as defined below) will be eligible to participate in the ESPP beginning on that Offering Date, subject to the administrative rules established by the Board. An employee is generally defined as an individual who is an employee of the Company or its subsidiaries for tax purposes who is regularly employed for at least 20 hours per week. However, no employee is eligible to participate in the ESPP to the extent that, immediately after the grant, that employee would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any subsidiary, or to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares

Item 5: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
at the time such option is granted) for each calendar year in which such option is outstanding at any time. As of March 26, 2025, approximately 141 Company employees were eligible to participate in the ESPP.
Participation in an Offering
The ESPP is implemented by offering periods lasting for three months (an “Offering Period,” with the first day of each such period the “Offering Date”). Offering Periods commence on January 1, April 1, July 1, and October 1 of each year. Common stock is purchased under the ESPP every three months on the last business day of each Offering Period (a “Purchase Date”), unless the participant becomes ineligible to participate, withdraws from the ESPP or terminates employment prior to such date. To participate in the ESPP, each eligible employee must authorize contributions pursuant to the ESPP, which shall be made only by payroll deductions. Such payroll deductions may not exceed 10% (or such other limit as the Board may establish prior to the start of the applicable Offering Period) of a participant’s eligible compensation (limited to salary and/or wages) and are also subject to the limitations discussed above. A participant may increase or decrease his or her rate of contribution through payroll deductions at the beginning of an Offering Period, but at no time may such rate of contribution exceed 10%.
On the Offering Date of each Offering Period, each eligible employee participating in such Offering Period will be granted an option to purchase on the Purchase Date for such Offering Period (at the applicable Purchase Price, as defined below) up to a number of shares of the Company’s common stock determined by dividing such employee’s payroll deductions accumulated during an Offering Period and retained in the participant’s account as of the Purchase Date for such Offering Period by the applicable Purchase Price.
Purchase Price; Shares Purchased
Shares of common stock may be purchased under the ESPP at a “Purchase Price” equal to 85% of the fair market value of the common stock on the Purchase Date; however, the Board has the discretion to adjust the purchase price in the future. On March 26, 2025, the last reported sale price of our common stock on the NYSE was $8.53. The number of whole shares of common stock a participant purchases in each Offering Period is determined by dividing the total amount of the participant’s contributions during that Offering Period by the Purchase Price.
Termination of Employment
Termination of a participant’s employment for any reason, including death, automatically cancels his or her option and participation in the ESPP. In such event, the contributions credited to the participant’s account will be returned without interest to him or her (or in the case of death, to the person or persons entitled to those contributions).
Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger, Acquisition or Asset Sale
Subject to any required action by the stockholders of the Company, in the event that the Company’s common stock is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar changes in our capital structure effected without the receipt of consideration, appropriate proportional adjustments may be made in the number of shares of stock subject to the ESPP, the number of shares of stock to be purchased pursuant to an option, the maximum number of shares of stock that may be purchased by a participant in an Offering Period, if any, and the

Item 5: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
price per share of common stock covered by an option. Any such adjustment will be made by the Board, whose determination shall be conclusive and binding. In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will be terminated immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with another company, or the acquisition of more than 50% of the shares of voting stock of the Company then outstanding by certain persons, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the outstanding options, each Offering Period then in progress will be accelerated to a New Purchase Date that is set before the date of the Company’s proposed sale or merger. The participant’s option shall be exercised automatically on the New Purchase Date, unless the participant has previously withdrawn from the Offering Period in accordance with the ESPP.
Amendment and Termination of the Plan
The Board may terminate or amend the ESPP at any time and for any reason, subject to the exceptions set forth in the ESPP. The Company will obtain any necessary stockholder approvals to comply with Section 423 of the Code, securities laws and regulations and stock exchange requirements. The ESPP will continue until June 30, 2027, unless otherwise terminated by the Board.
Withdrawal
Generally, a participant may withdraw from the ESPP by giving written notice to the Company. A participant’s withdrawal from an Offering Period will not affect his or her eligibility to participate in succeeding Offering Periods.
New Plan Benefits
Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of Flotek common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP amendment is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.
U.S. Federal Income Tax Consequences
If the Company’s stockholders approve this proposal, the ESPP, and the right of participants to make purchases thereunder, is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. Under those provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon whether the holding period(s) set forth in Section 423 of the Code have been satisfied. If the shares are sold or otherwise disposed of more than two years from the applicable Offering Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the amount received upon such sale or disposition over the Purchase Price, or (ii) an amount equal to 15% of the fair market value of the shares as of the Offering Date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize

Item 5: Approval of Amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan
ordinary income generally as measured by the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.
The foregoing is only a summary of the effect of U.S. federal income taxation upon participants and the Company with respect to the ESPP based upon the U.S. federal income tax laws in effect as of the date of this Proxy Statement. It is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable or the gift, estate, or any tax law other than U.S. federal income tax law. Because individual circumstances may vary, the Company advises all recipients to consult their own tax advisor concerning the tax implications of participation in the ESPP.
Vote Required
The approval of this Item 5 requires the affirmative vote of a majority of the total votes cast with respect to this item at the Meeting. This means that the votes that our shareholders cast "for" this proposal must exceed the votes that our shareholders cast “against” this item. Abstentions and broker non-votes will not be taken into account in determining the outcome of this item.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 5 TO APPROVE THE AMENDMENTS TO THE FLOTEK INDUSTRIES, INC. 2012 EMPLOYEE STOCK PURCHASE PLAN.

Other Matters
OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.
Stockholder Communications
Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company at 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086. All such communications received from stockholders are sent directly to Board members.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires certain officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and further requires us to identify in this Proxy Statement those officers, directors and persons who failed to timely file such a report. Based solely on our review of these forms or written representations from such officers, directors and persons who own more than 10% of our common stock, we believe that all Section 16(a) filing requirements were met with respect to the 2024 fiscal year.
Copy of the Company’s 2024 Annual Report on Form 10-K
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to a shareholder upon the written request of such person addressed by mail to 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attention: Corporate Secretary or by email to ir@flotekind.com. In addition, a copy of the 2024 Annual Report is available on our website under Investor Relations at https://ir.flotekind.com/sec-filings.
Householding of Proxy Materials
The SEC permits a single set of notices, annual reports, and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses.
A number of brokerage firms have instituted householding. As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one notice, annual report, and proxy statement unless any stockholder at that address has given the broker contrary instructions.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and would like to receive only one, please notify your broker, bank or other nominee if you are a beneficial shareholder or notify us

Other Matters
if you are a shareholder of record. Shareholders of record can notify us by sending a written request to 5775 N. Sam Houston Parkway W., Suite 400, Houston, TX 77086, Attn: Corporate Secretary, or by calling (713) 849-9911, and we will promptly deliver any additional proxy materials requested.
Important Dates for 2026 Annual Meeting
Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the proxy statement for an annual meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to the shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the 2026 annual meeting is changed by more than 30 days from the date of the 2025 annual meeting, the deadline for submitting shareholder proposals for inclusion in the proxy statement for the 2025 annual meeting will be December 2, 2025. Shareholder proposals to be presented in person at the 2026 annual meeting must be delivered to, or mailed and received at, the principal executive offices of the Company on or after January 16, 2026 but no later than February 15, 2026; provided, however, that if the date of the 2026 annual meeting is more than 30 days before or more than 60 days after the anniversary date of the 2025 annual meeting, notice must be so delivered, or mailed and received, not later than the 90th day prior to the 2026 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of 2026 annual meeting was first made. Sections 13–15 of Article II of the Second Amended and Restated Bylaws of the Company sets out detailed procedures for shareholder proposals and shareholder proposed director candidates. In addition to satisfying the requirements of our Second Amended and Restated Bylaws, including the notice deadlines set out above and therein, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees, other than the Company’s nominees, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

Appendix A
Appendix A

AMENDMENT TO FLOTEK INDUSTRIES, INC.
2018 LONG-TERM INCENTIVE PLAN
WHEREAS, Flotek Industries, Inc., a Delaware corporation (the “Company”), sponsors the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (as amended, the “Plan”);
WHEREAS, all capitalized terms not defined herein shall have the meanings as set forth in the Plan; and
WHEREAS, the Company desires to amend the Plan, effective as of May 16, 2025, to increase the number of Shares available for issuance under the Plan by 900,000 from 2,416,667 to 3,316,667, subject to the approval of the Company’s stockholders at the 2025 Annual Meeting of Stockholders; provided that if such stockholder approval is not obtained such amendment to increase the Shares available under the Plan shall be void.
NOW, THEREFORE, BE IT RESOLVED, that Section 3(a) of the Plan shall be amended to increase the number of Shares available for issuance under the Plan by 900,000 from 2,416,667 to 3,316,667 such that the first sentence of Section 3(a) shall be amended in its entirety as follows:
“Subject to the provisions of Section 15 of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan is 3,316,667 Shares, all of which may be issued as Incentive Stock Options.”
RESOLVED FURTHER, that in all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

i

Appendix B
Appendix B

FLOTEK INDUSTRIES, INC.
AMENDED AND RESTATED
2012 EMPLOYEE STOCK PURCHASE PLAN

Whereas, the Board approved the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan (the “2012 ESPP”) on April 11, 2012, subject to stockholder approval, and the Company’s stockholders approved the 2012 ESPP on May 18, 2012;

Whereas, the Board approved an amendment to the 2012 ESPP on April 18, 2022, subject to stockholder approval, to (a) extend the term of the 2012 ESPP through June 30, 2025 and (b) increase the number of Shares available for issuance under the 2012 ESPP from 1,000,000 to 1,500,000, and the Company’s stockholders approved such amendment to the 2012 ESPP on June 9, 2022;

Whereas, the Board approved an amendment to the 2012 ESPP on June 27, 2023 to (a) allow highly compensated Employees (within the meaning of Section 423(b)(4)(D) of the Code) to participate in the 2012 ESPP by deleting the last sentence of Section 3(a) of the 2012 ESPP and (b) remove the 1,000 Share limit per Employee per Offering Period in Section 7(a) of the 2012 ESPP;

Whereas, the Company effected a reverse stock split of the Common Stock at a ratio of 1-to-6 on September 25, 2023;

Whereas, the Board approved an amendment to the 2012 ESPP on March 6, 2025, to further extend the term of the 2012 ESPP to June 30, 2027, and to make certain other administrative changes as provided herein, effective May 16, 2025, subject to stockholder approval on May 16, 2025; and

Whereas the Company desires to amend and restate the 2012 ESPP to incorporate the foregoing amendments to the 2012 ESPP.

Now, therefore, the following constitute the provisions of the Amended and Restated 2012 Employee Stock Purchase Plan of Flotek Industries, Inc.

1.    Purpose. The purpose of the Plan is to provide eligible employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and its Subsidiaries, and to provide an incentive for continued employment. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.    Definitions.

a.“Board” means the Board of Directors of the Company.

b.“Code” means the Internal Revenue Code of 1986, as amended.

c.“Common Stock” means the common stock, par value $.0001 per share, of the Company.

d.“Company” means Flotek Industries, Inc., a Delaware corporation.

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Appendix B
e.“Compensation” means salary and/or wages received by an Employee from the Company or a Subsidiary. By way of illustration, but not limitation, Compensation excludes bonuses, commissions, incentive compensation, relocation, expense reimbursements, or other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Subsidiary.

f.“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company and its Subsidiaries.

g.“Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

h.“Corporate Transaction” shall be deemed to have occurred upon any of the following events: (a) any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its Subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Subsidiary of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding; (b) the consummation of any merger, organization, business combination or consolidation of the Company with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company; or (c) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquirer, or parent of the acquiror, of such assets.

i.“Employee” means any person, including an Officer, who is an employee of the Company or one of its Subsidiaries for tax purposes and who is customarily employed for at least twenty (20) hours per week by the Company or one of its Subsidiaries.

j.“Exchange Act” means the Securities Exchange Act of 1934, as amended.

k.“First Offering Period” means the three (3) month period commencing on October 1, 2012.

l.“Offering Date” means the first business day of each calendar quarter.

m.“Offering Period” means each continuous three (3) month period commencing on January 1, April 1, July 1 and October 1 of each year except for the First Offering Period as set forth in Section 4 of this Plan.

Appendix B

n.“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

o.“Plan” means this Amended and Restated 2012 Employee Stock Purchase Plan.

p.“Purchase Date” means the last business day of each Offering Period of the Plan.

q.“Purchase Price” means with respect to an Offering Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Purchase Date.

r.“Share” means a share of Common Stock, as adjusted in accordance with Section 18 of the Plan.

s.“Subsidiary” means any corporation in which the Company, directly or indirectly, owns 50% or more of the combined voting power whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.    Eligibility.

a.Any person who is an Employee as of the Offering Date of a given Offering Period (including the First Offering Period) shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

b.Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if, as specified in Section 423(b)(8) and applicable regulations of the Code, such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.    Offering Periods. The Plan shall be implemented by a series of Offering Periods of three (3) months’ duration, with new Offering Periods commencing on the 1st day of each calendar quarter (or at such other time or times as may be determined by the Board) except for the First Offering Period which shall be three (3) months’ duration commencing on October 1, 2012 and continuing until December 31, 2012. The Plan shall continue until June 30, 2027 per Section 22 or until terminated earlier in accordance with Section 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

Appendix B
5.    Participation.

a.An eligible Employee may become a participant in the Plan by completing any documents (“Enrollment Documents”) provided by the Company and submitting them to the Company’s Human Resources Department or the stock brokerage or other financial services firm designated by the Company (“Designated Broker”) prior to the applicable Offering Date, unless a later time for submission of the Enrollment Documents is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Documents and their submission may be electronic, as directed by the Company. The Enrollment Documents shall set forth the percentage of the participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan. A participant’s payroll deductions shall remain in effect for all future Offering Periods unless changed by the participant.

b.Payroll deductions shall commence on the first full payroll following an Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, unless sooner terminated by the participant as provided in Section 10.

6.    Method of Payment of Contributions.

a.A participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) (or such greater percentage as the Board may establish from time to time before an Offering Date) of such participant’s Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

b.A participant may discontinue his or her participation in the Plan as provided in Section 10.

c.Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant’s Enrollment Documents at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7.    Grant of Option.

a.On each Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Purchase Date a number of Shares of the Company’s Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price provided, however, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12.

b.The fair market value of the Company’s Common Stock on a given date (the “Fair Market Value”) shall be based on the closing sales price of the Common Stock on the New York Stock Exchange (or if it is not listed or traded on the New York Stock Exchange, the applicable national securities stock exchange on which it is listed or traded shall be used) for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date). If the Company’s Common Stock is not listed or traded on a national stock exchange then the Board in its discretion shall in good faith and in a reasonable manner determine the Fair Market Value.

Appendix B

8.    Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on the Purchase Date of an Offering Period, and the number of Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. Any Fractional Share, as calculated in this Section 8, shall be rounded up to the nearest whole Share, as necessary. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

9.    Delivery. As promptly as practicable after a Purchase Date, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Designated Broker. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of Shares on a Purchase Date due to limitations imposed by the Plan shall be returned to the participant.

10.    Voluntary Withdrawal; Termination of Employment.

a.A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to a Purchase Date by submitting a completed “Notice of Withdrawal” form to the Company’s Human Resources Department or electronically completing the required documentation provided by the Company through the Designated Broker, as directed by the Company’s Human Resources Department. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period.

b.Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, whether voluntary or involuntary, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

c.In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

d.A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Company.

11.    Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.    Stock.

a.Subject to adjustment as provided in Section 18, the maximum number of Shares that shall be made available for sale under the Plan shall be 250,000 Shares. If the Board determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (1) the number of
v

Appendix B
shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (2) the number of shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue the Plan as then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate the Plan pursuant to Section 19 below. The Company may make a pro rata allocation of the Shares available on an Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

b.The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

c.Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13.    Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

14.    Designation of Beneficiary.

a.A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made as directed by the Human Resources Department of the Company, which may require electronic submission of the required documentation with the Designated Broker.

b.Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Appendix B
15.    Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.    Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.    Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18.    Adjustments Upon Changes in Capitalization; Corporate Transactions.

a.Adjustment. Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares of Common Stock set forth in Section 12(a)(i) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

b.Corporate Transactions. In the event the stockholders of the Company approve a plan of complete dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan

Appendix B
shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

19.    Amendment or Termination.

a.The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

b.Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

20.    Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Appendix B

21.    Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.    Term of Plan; Effective Date. The Plan shall become effective upon approval by the Company’s stockholders, which approval must be within twelve (12) months after the date the Plan is adopted by the Board. No option to purchase Shares of the Company’s Common Stock hereunder will be granted unless and until the Plan has been approved by the Company’s stockholders. The Plan shall continue in effect until June 30, 2027, unless sooner terminated under Section 19.

23.    Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24.    Notice of Disposition of Shares. Each participant shall notify the Company in writing if the participant disposes of any of the Shares purchased on the Purchase Date of any Offering Period if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased and the Shares are not held by the Designated Broker. The Company may place a legend on any certificate representing Shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the Shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

Important Notice Regarding the Availability of Proxy

FLOTEK INDUSTRIES, INC.
ATTN: LEGAL DEPARTMENT
5775 NORTH SAM HOUSTON PKWY WEST, SUITE 400
HOUSTON, TX 77086

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 15, 2025 for shares held directly and by 11:59 P.M. ET on May 13, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 15, 2025 for shares held directly and by 11:59 P.M. ET on May 13, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V66235-P24726

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DETACH AND RETURN THIS PORTION ONLY

FLOTEK INDUSTRIES, INC.

The Board of Directors recommends you vote FOR all of the nominees listed in item 1:

1. ITEM 1: Election of Directors.

Nominees:	For	Against	Abstain
1a. Harsha V. Agadi	☐	☐	☐
1b. Ryan G. Ezell	☐	☐	☐
1c. Evan R. Farber	☐	☐	☐
1d. Michael J. Fucci	☐	☐	☐
1e. Lisa Mayr	☐	☐	☐
1f. Matthew D. Wilks	☐	☐	☐

The Board of Directors recommends you vote FOR items 2, 3, 4 and 5:

	For	Against	Abstain
2. ITEM 2: Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. ITEM 3: Ratification of appointment of KPMG LLP as independent auditor for 2025.	☐	☐	☐
4. ITEM 4: Approval of amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan.	☐	☐	☐
5. ITEM 5: Approval of amendments to the Flotek Industries, Inc. 2012 Employee Stock Purchase Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

x

Important Notice Regarding the Availability of Proxy

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V66236-P24726

PROXY
FLOTEK INDUSTRIES, INC.
2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2025

The undersigned shareholder of FLOTEK INDUSTRIES, INC. (the "Company") hereby appoints J. Bond Clement, Chief Financial Officer of the Company, and Amy E. Blakeway, Senior Vice President, General Counsel and Corporate Secretary of the Company, and each of them, as proxyholders and attorneys-in-fact for and on his, her or its behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on May 16, 2025 at 9:00 AM Central Time at the Company's headquarters, located at 5775 North Sam Houston Pkwy West, Suite 400, Houston, TX 77086 and at every adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment or postponement thereof. The shareholder hereby directs the proxyholder to vote the securities of the Company of the undersigned it is entitled to vote as specified herein.

This proxy is being solicited by the Board of Directors. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the proxyholder's discretion on any other matters that are properly presented at the Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side